                       INTERMEDIATE BOND FUND OF AMERICA

                                     Part B
                      Statement of Additional Information

                                November 1, 2002


This document is not a prospectus but should be read in conjunction with the current prospectus of Intermediate Bond Fund of America (the "fund" or "IBFA") dated November 1, 2002. The prospectus may be obtained from your investment dealer or financial adviser or by writing to the fund at the following address:


                       Intermediate Bond Fund of America
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employer for details.


                               TABLE OF CONTENTS



Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        6
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . .        9
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       21
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       26
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       29
Sales Charge Reductions and Waivers . . . . . . . . . . . . . . . .       32
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       36
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       36
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       38
Shareholder Account Services and Privileges . . . . . . . . . . . .       40
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       43
General Information . . . . . . . . . . . . . . . . . . . . . . . .       43
Class A Share Investment Results and Related Statistics . . . . . .       45
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       47
Financial Statements





                   Intermediate Bond Fund of America - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


DEBT SECURITIES

..    The fund will invest substantially all of its assets (at least 80%) in bonds (bonds include any debt instrument and cash equivalents).
..    The fund will invest in debt securities rated A or better by Standard &
     Poor's Corporation or Moody's Investors Service, Inc. or unrated but determined to be of equivalent quality.

MATURITY

..    The fund's average effective maturity will be no longer than five years.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."


DEBT SECURITIES - Debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall.


U.S. TREASURY SECURITIES - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


U.S. AGENCY SECURITIES - U.S. agency securities include those securities issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Tennessee Valley Authority, and Federal Farm Credit Bank System.


                   Intermediate Bond Fund of America - Page 2

PASS-THROUGH SECURITIES - The fund may invest in various debt obligations backed by a pool of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.


"Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), FNMA and FHLMC, and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.


Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.


"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.


"Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.


"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the securities' effective maturities.


                   Intermediate Bond Fund of America - Page 3

INFLATION-INDEXED BONDS - The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities, and corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation adjusted principal value. For example, in a period of deflation, principal value will be adjusted downward, reducing the interest payable.


Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


The fund may also enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction is the sale of mortgage-backed or other


                   Intermediate Bond Fund of America - Page 4 securities together with a commitment to purchase similar, but not identical securities at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement. The fund intends to treat "roll" transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into "roll" transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" in Section 2(a)(23) of the Investment Company Act of 1940, as amended. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's Board of Trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


INVESTING IN VARIOUS COUNTRIES - The fund may only invest in non-U.S. securities that are U.S. dollar-denominated and are in the three highest rating categories. Accordingly, the risks described below are substantially lessened.


Investing outside the U.S. involves special risks, caused by, among other things: fluctuating local currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation and greater market volatility. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.


CASH AND CASH EQUIVALENTS - These include: (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)),
(ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


VARIABLE AND FLOATING RATE OBLIGATIONS - The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated


                   Intermediate Bond Fund of America - Page 5 intervals, based on the then current market rates of interest. Variable and floating rate obligations permit the fund to "lock in" the current interest rate for only the period until the next scheduled rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.


ADJUSTMENT OF MATURITIES - The Investment Adviser seeks to anticipate movements in interest rates and adjusts the maturity distribution of the portfolio accordingly. Keeping in mind the fund's objective, the Investment Adviser will increase the fund's exposure to price volatility only when it appears likely to increase current income without undue risk to capital.


LOANS OF PORTFOLIO SECURITIES - The fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the Investment Adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 33 1/3% of the value of its total assets, measured at the time any such loan is made. There is no current intent to engage in this investment practice over the next 12 months.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved, although the price usually includes a profit to the dealer.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio was replaced once per year. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal periods.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended ("1940 Act"), as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment


                   Intermediate Bond Fund of America - Page 6 restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


These restrictions provide that the fund may not:


1. Purchase any security (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities ("U.S. government securities") if, immediately after and as a result of such investment, more than 5% of the value of the fund's total assets would be invested in securities of the issuer;

 2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to U.S. government securities;

 3.  Invest in companies for the purpose of exercising control or management;

 4. Knowingly purchase securities of other managed investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

 5. Buy or sell real estate or commodities or commodity contracts in the ordinary course of its business; however, the fund may purchase or sell readily marketable debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts;

 6. Acquire securities subject to contractual restrictions preventing their ready disposition or enter into repurchase agreements or purchase time deposits maturing in more than seven days if, immediately after and as a result, the value of illiquid securities held by the fund would exceed, in the aggregate, 10% of the value of the fund's total assets;

 7. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

 8. Make loans, except that this does not prevent the fund from purchasing marketable debt securities and entering into repurchase agreements or making loans of portfolio securities;

 9. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

10. Purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

11. Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, except that the fund may enter into reverse repurchase agreements, provided that the fund will limit its aggregate borrowings to no more than one-third of its total assets;

12. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the sale of securities pursuant to a reverse repurchase agreement;


                   Intermediate Bond Fund of America - Page 7

13. Purchase or retain the securities of any issuer, if those individual officers and Trustees of the fund, its investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

14. Invest in interests in oil, gas, or other mineral exploration or development programs;

15. Invest more than 5% of its total assets in warrants which are unattached to securities;

16.  Write, purchase or sell puts, calls or combinations thereof;

17. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation.

A further investment policy of the fund, which may be changed by action of the Board of Trustees without shareholder approval, is that the fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer. With respect to Investment Restriction #15, investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the fund's net assets, with no more than 2% being unlisted on the New York or American Stock Exchanges. (Warrants acquired by the fund in units or attached to securities may be deemed to be without value.)


Notwithstanding Investment Restriction #4, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by the Trustees pursuant to an exemptive order granted by the Securities and Exchange Commission. For purposes of Investment Restriction #6, the fund will not invest more than 15% of its net assets in illiquid securities.


                   Intermediate Bond Fund of America - Page 8

                           MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

                                    YEAR FIRST                                       NUMBER OF BOARDS
                        POSITION     ELECTED                                          WITHIN THE FUND      OTHER DIRECTORSHIPS/3/
                        WITH THE    A TRUSTEE      PRINCIPAL OCCUPATION(S) DURING   COMPLEX/2/ ON WHICH             HELD
     NAME AND AGE         FUND    OF THE FUND/1/            PAST 5 YEARS              TRUSTEE SERVES             BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
 Richard G. Capen,       Trustee       1999        Corporate Director and author;           14            Carnival Corporation
 Jr.                                               former United States
 Age: 68                                           Ambassador
                                                   to Spain; former Vice
                                                   Chairman,
                                                   Knight Ridder, Inc.; former
                                                   Chairman and Publisher, The
                                                                           ---
                                                   Miami
                                                   -----
                                                   Herald
                                                   ------
-----------------------------------------------------------------------------------------------------------------------------------
 H. Frederick            Trustee       1993        Private investor; former                 19            Ducommun Incorporated;
 Christie                                          President                                              IHOP Corporation;
 Age: 69                                           and Chief Executive Officer,                           Southwest Water Company;
                                                   The                                                    Valero L.P.
                                                   Mission Group (non-utility
                                                   holding
                                                   company subsidiary of Southern
                                                   California Edison Company)
-----------------------------------------------------------------------------------------------------------------------------------
 Diane C. Creel          Trustee       1994        CEO and President, The Earth             12            Allegheny Technologies;
 Age: 53                                           Technology Corporation                                 BF Goodrich;
                                                   (international consulting                              Teledyne Technologies
                                                   engineering)
-----------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton           Trustee       1993        Managing Director, Senior                16            None
 Age: 67                                           Resource Group LLC
                                                   (development
                                                   and management of senior
                                                   living
                                                   communities)
-----------------------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller       Trustee       1994        President, Fuller Consulting             14            None
 Age: 56                                           (financial management
                                                   consulting
                                                   firm)
-----------------------------------------------------------------------------------------------------------------------------------
 Richard G. Newman       Trustee       1993        Chairman and CEO, AECOM                  13            Southwest Water Company
 Age: 67                                           Technology Corporation
                                                   (engineering, consulting and
                                                   professional services)
-----------------------------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez        Trustee       1999        Principal, The Sanchez Family            12            None
 Age: 59                                           Corporation dba McDonald's
                                                   Restaurants (McDonald's
                                                   licensee)
-----------------------------------------------------------------------------------------------------------------------------------




                   Intermediate Bond Fund of America - Page 9

                                                     PRINCIPAL OCCUPATION(S) DURING
                                      YEAR FIRST            PAST 5 YEARS AND
                                       ELECTED               POSITIONS HELD            NUMBER OF BOARDS
                       POSITION       A TRUSTEE         WITH AFFILIATED ENTITIES        WITHIN THE FUND     OTHER DIRECTORSHIPS/3/
                       WITH THE     AND/OR OFFICER    OR THE PRINCIPAL UNDERWRITER    COMPLEX/2/ ON WHICH            HELD
   NAME AND AGE          FUND       OF THE FUND/1/            OF THE FUND               TRUSTEE SERVES            BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES/4,5/
-----------------------------------------------------------------------------------------------------------------------------------
 Abner D.             Vice               1987        Senior Vice President and                12            None
 Goldstine            Chairman                       Director,
 Age: 72              and Trustee                    Capital Research and
                                                     Management
                                                     Company
-----------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga,       Chairman of        1987        Executive Vice President and             17            None
 Jr.                  the Board                      Director, Capital Research and
 Age: 53              and Trustee                    Management Company; Director,
                                                     American Funds Distributors,
                                                     Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 John H. Smet         President,         1993        Senior Vice President, Capital            2            None
 Age: 46              PEO and                        Research and Management
                      Trustee                        Company
-----------------------------------------------------------------------------------------------------------------------------------





                  Intermediate Bond Fund of America - Page 10

                                                                                     PRINCIPAL OCCUPATION(S) DURING
                               POSITION          YEAR FIRST ELECTED                 PAST 5 YEARS AND POSITIONS HELD
                               WITH THE              AN OFFICER                         WITH AFFILIATED ENTITIES
     NAME AND AGE               FUND/1/            OF THE FUND/1/               OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Michael J. Downer          Vice President              1994          Vice President and Secretary, Capital Research and
 Age: 47                                                              Management Company; Secretary, American Funds
                                                                      Distributors, Inc.*; Director, Capital Bank and Trust
                                                                      Company*
-----------------------------------------------------------------------------------------------------------------------------------
 Julie F. Williams             Secretary                1987          Vice President - Fund Business Management Group, Capital
 Age: 54                                                              Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Anthony W. Hynes,             Treasurer                1993          Vice President - Fund Business Management Group, Capital
 Jr.                                                                  Research and Management Company
 Age: 39
-----------------------------------------------------------------------------------------------------------------------------------
 Kimberly S. Verdick      Assistant Secretary           1994          Assistant Vice President - Fund Business Management Group,
 Age: 38                                                              Capital Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Susi M. Silverman        Assistant Treasurer           2001          Vice President - Fund Business Management Group, Capital
 Age: 32                                                              Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------




* Company affiliated with Capital Research and Management Company.

1 Trustees and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 This includes all directorships (other than those in the American Funds Group) that are held by each trustee as a director of a public company or a registered investment company.

4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities
  (including the fund's principal underwriter).
5 All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.

THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET - 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                  Intermediate Bond Fund of America - Page 11

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2001


                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY TRUSTEE
-------------------------------------------------------------------------------
 "NON-INTERESTED" TRUSTEES
-------------------------------------------------------------------------------
 Richard J. Capen, Jr.         Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 H. Frederick Christie              None                   Over $100,000
-------------------------------------------------------------------------------
 Diane C. Creel                 $1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 Martin Fenton                  $1 - $10,000               Over $100,000
-------------------------------------------------------------------------------
 Leonard R. Fuller              $1 - $10,000            $50,001 - $100,000
-------------------------------------------------------------------------------
 Richard G. Newman              $1 - $10,000               Over $100,000
-------------------------------------------------------------------------------
 Frank M. Sanchez               $1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES/2/
-------------------------------------------------------------------------------
 Abner D. Goldstine            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.             $1 - $10,000               Over $100,000
-------------------------------------------------------------------------------
 John H. Smet                       None                       None
-------------------------------------------------------------------------------



1 Ownership disclosure is made using the following ranges:  None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "interested" trustees include shares owned through The Capital Group Companies, Inc.
  retirement plan and 401(k) plan.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital
  Research and Management Company, or its affiliated entities (including the fund's principal underwriter).

TRUSTEE COMPENSATION PAID DURING THE FISCAL YEAR ENDED AUGUST 31, 2002

No compensation is paid by the fund to any officer or Trustee who is a director, officer or employee of the Investment Adviser or its affiliates. The fund pays annual fees of $3,000 to Trustees who are not affiliated with the Investment Adviser, plus $210 for each Board of Trustees meeting attended; $2,520 per Contracts Committee meeting attended; and $1,000 per Audit and Nominating Committee meeting attended. Certain of the fund's Trustees may also serve as Committee members for other American Funds whose Committees meet jointly with those of the fund. Accordingly, the Committee fees are allocated among the funds participating in the meetings.


No pension or retirement benefits are accrued as part of fund expenses. The Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Trustees who are not affiliated with the Investment Adviser.


                  Intermediate Bond Fund of America - Page 12

                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 Richard J. Capen,               $3,548/3/                        $ 95,490/3/
 Jr.
------------------------------------------------------------------------------------------
 H. Frederick                    $3,548/3/                        $218,990/3/
 Christie
------------------------------------------------------------------------------------------
 Diane C. Creel                  $3,880/3/                        $ 53,955/3/
------------------------------------------------------------------------------------------
 Martin Fenton                   $3,880/3/                        $199,955/3/
------------------------------------------------------------------------------------------
 Leonard R. Fuller               $3,548/3/                        $116,573/3/
------------------------------------------------------------------------------------------
 Richard G. Newman               $3,880                           $132,455
------------------------------------------------------------------------------------------
 Frank M. Sanchez                $3,880                           $ 53,955
------------------------------------------------------------------------------------------




1 Amounts may be deferred by eligible Trustees under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustees.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.

3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2002 fiscal year for participating Trustees is as follows: Richard G. Capen, Jr. ($7,175), H. Frederick Christie ($10,893), Diane C. Creel ($10,654), Martin Fenton ($14,802) and Leonard R. Fuller ($17,842). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Trustees.

As of October 1, 2002, the officers and Trustees of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


FUND ORGANIZATION AND THE BOARD OF TRUSTEES

The fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust on December 7, 1987. All fund operations are supervised by the fund's Board of Trustees which meets periodically and performs duties required by applicable state and federal laws.


Massachusetts common law provides that a Trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a Trustee in accordance with that fiduciary duty. Generally, a Trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.


Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including classes A, B, C, F, 529-A, 529-B, 529- C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5. The 529 share classes are available only through CollegeAmerica to investors establishing qualified higher education savings accounts. The R


                  Intermediate Bond Fund of America - Page 13 share classes are generally available only to retirement plans. Class R-5 shares are also available to clients of the Personal Investment Management Group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. The shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Trustees and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that CollegeAmerica account owners are not shareholders of the fund and accordingly, do not have the rights of a shareholder, such as the right to vote any proxies relating to fund shares. As the legal owner of the fund's shares, the Virginia College Savings Plan will vote any proxies relating to fund shares.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


COMMITTEES OF THE BOARD OF TRUSTEES

The fund has an Audit Committee comprised of Diane C. Creel, Martin Fenton, Richard G. Newman and Frank M. Sanchez, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee oversees the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent auditors and the full Board of Trustees. Two Audit Committee meetings were held during the 2002 fiscal year.


The fund has a Contracts Committee comprised of Richard G. Capen, Jr., H. Frederick Christie, Diane C. Creel, Martin Fenton, Leonard R. Fuller, Richard G. Newman and Frank M. Sanchez, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its Investment Adviser or the Investment Adviser's affiliates, such as the investment advisory and service agreement, principal underwriting agreement, and plans of distribution under rule 12b-1, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Trustees on these matters. One Contracts Committee meeting was held during the 2002 fiscal year.


The fund has a Nominating Committee comprised of Richard G. Capen, Jr., H. Frederick Christie, Diane C. Creel, Martin Fenton, Leonard R. Fuller, Richard G. Newman and Frank M. Sanchez, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes


                  Intermediate Bond Fund of America - Page 14 to the full Board of Trustees. The Committee also evaluates, selects and nominates candidates for independent trustees to the full Board of Trustees. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board.
 Such suggestions must be sent in writing to the Nominating Committee of the fund, c/o the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. One Nominating Committee meeting was held during the 2002 fiscal year.


INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until October 31, 2003, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


In determining whether to renew the Agreement each year, the Contracts Committee of the Board of Trustees evaluates information provided by the Investment Adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Trustees. At its most recent meeting, the Committee reviewed and considered a number of factors in recommending renewal of the existing Agreement, including the quality of services provided to the fund, fees and expenses borne by the fund, financial results of the Investment Adviser, and comparative data for other mutual funds.


                  Intermediate Bond Fund of America - Page 15

In reviewing the quality of services provided to the fund, the Committee noted that the fund's results lagged many of the funds in its peer group but were better than those of the group for the five- and ten-year periods ended July 31, 2002. In discussing the fund's results during 2001, it was observed that although the fund's results slightly lagged the funds in its peer group, the fund's portfolio maintained its high credit quality, which is important in trying to preserve capital. The Committee also considered the quality and depth of the Investment Adviser's organization in general and of the investment professionals currently providing services to the fund.


In reviewing the fees and expenses borne by the fund, the Committee noted, among other things, that the fund's advisory fees and its total expenses over various periods as a percentage of its average net assets continue to decline relative to its peer group. Based on their review, the Committee and the Board concluded that the advisory fees and other expenses of the fund are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying such fees and expenses.


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to Trustees unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


The management fee is based upon the net assets of the fund and monthly gross investment income. Gross investment income is determined in accordance with generally accepted accounting principles and does not include gains or losses from sales of capital assets.


The management fee is based on the following rates and daily net asset levels:



                                NET ASSET LEVEL

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------
         0.30%                 $            0             $   60,000,000
------------------------------------------------------------------------------
         0.21                      60,000,000              1,000,000,000
------------------------------------------------------------------------------
         0.18                   1,000,000,000              3,000,000,000
------------------------------------------------------------------------------
         0.16                   3,000,000,000
------------------------------------------------------------------------------



                  Intermediate Bond Fund of America - Page 16

The agreement also provides for fees based on monthly gross investment income at the following rates:


                          MONTHLY GROSS INVESTMENT


           RATE                   IN EXCESS OF                  UP TO
--------------------------------------------------------------------------------
          3.00%                    $        0                 $3,333,333
--------------------------------------------------------------------------------
          2.50                      3,333,333                  8,333,333
--------------------------------------------------------------------------------
          2.00                      8,333,333
--------------------------------------------------------------------------------

                                   INCOME


Assuming net assets of $1.5 billion and gross investment income levels of 6%, 7%, 8%, 9% and 10%, management fees would be 0.37%, 0.39%, 0.41%, 0.43% and
0.45%, respectively.


The Investment Adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


For the fiscal year ended August 31, 2002, the Investment Adviser received $4,646,000 for the basic management fee (based on a percentage of the net assets of the fund as expressed above) plus $3,300,000 (based on a percentage of the fund's gross income as expressed above), for a total fee of $7,946,000. For the fiscal years ended 2001 and 2000, management fees paid by the fund amounted to $5,549,000 and $5,452,000, respectively.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser relating to the fund's Class C, F and 529 shares will continue in effect until October 31, 2003, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Trustees who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Trustees who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C and F shares, and all Class 529 shares. The Investment Adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not


                  Intermediate Bond Fund of America - Page 17 limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties providing such services.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets of each respective applicable share class.


During the fiscal period ended 2002, administrative services fees paid by the fund were:


                                          ADMINISTRATIVE SERVICES FEE
-------------------------------------------------------------------------------
            CLASS C                                 $167,000
-------------------------------------------------------------------------------
            CLASS F                                   74,000
-------------------------------------------------------------------------------
          CLASS 529-A                                  9,000
-------------------------------------------------------------------------------
          CLASS 529-B                                  2,000
-------------------------------------------------------------------------------
          CLASS 529-C                                  7,000
-------------------------------------------------------------------------------
          CLASS 529-E                                    308
-------------------------------------------------------------------------------
          CLASS 529-F              As of August 31, 2002, there were no Class
                                            529-F shares outstanding.
-------------------------------------------------------------------------------



PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and 529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares. For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class 529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal


                  Intermediate Bond Fund of America - Page 18

Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares.


Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:


                                                                 COMMISSIONS,        ALLOWANCE OR

                                           FISCAL YEAR/PERIOD       REVENUE          COMPENSATION

                                                               OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------
                 CLASS A                          2002            $3,306,000          $12,668,000
                                                  2001             1,300,000            4,972,000
                                                  2000             1,036,000            4,139,000
                 CLASS B                          2002               947,000            5,288,000
                                                  2001               295,000            1,787,000
                                                  2000                35,000              240,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2002                73,000              284,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2002                15,000              120,000
-----------------------------------------------------------------------------------------------------



The fund has adopted Plans of Distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Trustees and separately by a majority of the Trustees who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include: shareholder services; savings to the fund in transfer agency costs; savings to the fund in advisory fees and other expenses; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of trustees who are not "interested persons" of the fund are committed to the discretion of the trustees who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Trustees.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Trustees has approved the category of expenses for which payment is being made: (i) for Class A shares, up to 0.30% of its average daily net assets attributable to Class A shares; (ii) for Class 529-A shares, up to 0.50% of its average daily net assets attributable to Class 529-A shares; (iii) for Class B and 529-B shares, 1.00% of its average daily net assets attributable to Class B and 529-B shares, respectively; (iv) for Class C and 529-C shares, 1.00% of its average daily net assets attributable to Class C and 529-C shares, respectively; (v) for Class 529-E shares, up to 0.75% of its average


                  Intermediate Bond Fund of America - Page 19 daily net assets attributable to Class 529-E shares; and (vi) for Class F and 529-F shares, up to 0.50% of its average daily net assets attributable to Class F and 529-F shares, respectively.


For Class A and 529-A shares: (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under the fund's Class A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A and 529-A shares, in excess of the Class A and 529-A Plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable. As of August 31, 2002, unreimbursed expenses which remain subject to reimbursement under the Plan for Class A and Class 529-A shares totaled $3,330,000 and $5,000, respectively.


For Class B and 529-B shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C and 529-C shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class 529-E shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class F and 529-F shares, 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers. Currently, no compensation is paid under the fund's Class F and 529-F Plans for distribution-related expenses.


                  Intermediate Bond Fund of America - Page 20

During the 2002 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:


                               12B-1 EXPENSES              12B-1 LIABILITY
                                   ACCRUED                   OUTSTANDING
--------------------------------------------------------------------------------
        CLASS A                  $6,449,000                   $997,000
--------------------------------------------------------------------------------
        CLASS B                   1,043,000                    180,000
--------------------------------------------------------------------------------
        CLASS C                     851,000                    195,000
--------------------------------------------------------------------------------
        CLASS F                      98,000                     19,000
--------------------------------------------------------------------------------
      CLASS 529-A                     9,000                        350
--------------------------------------------------------------------------------
      CLASS 529-B                     8,000                      3,000
--------------------------------------------------------------------------------
      CLASS 529-C                    24,000                      9,000
--------------------------------------------------------------------------------
      CLASS 529-E                     1,000                        291
--------------------------------------------------------------------------------
      CLASS 529-F          As of August 31, 2002, there were no 529-F shares
                                              outstanding.
--------------------------------------------------------------------------------


OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently, these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments are based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market


                  Intermediate Bond Fund of America - Page 21 value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is the interest of shareholders to distribute a lesser amount.


The following information may not apply to you if you hold fund shares in a non-taxable account, such as a qualified retirement plan. Please see your tax adviser for more information.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date.


     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the


                  Intermediate Bond Fund of America - Page 22 value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents


                  Intermediate Bond Fund of America - Page 23 market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.


     Dividend and interest income received by the fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION - In January of each year, individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund. Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of


                  Intermediate Bond Fund of America - Page 24 investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                  Intermediate Bond Fund of America - Page 25

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO COLLEGEAMERICA ACCOUNTS.

                               PURCHASE OF SHARES



        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Purchase           $50 minimum (except where a
                        Minimums" for initial   lower minimum is noted under
                        investment minimums.    "Purchase Minimums").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made, has
                        a sales agreement with
                        American Funds
                        Distributors and is
                        authorized to sell a
                        CollegeAmerica account
                        in the case of 529
                        shares.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open an account, then   application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Internet Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By Internet             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open an account, then   establish the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Internet Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call 800/421-0180 to    Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company
                        a/c# 4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------





                  Intermediate Bond Fund of America - Page 26

The fund and the Principal Underwriter reserve the right to reject any purchase order. Generally, Class F shares are only available to fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers. Class B and C shares are generally not available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, and money purchase pension and profit sharing plans. Class 529 shares may be purchased by investors only through CollegeAmerica accounts. Class 529-E shares may only be purchased by investors participating in CollegeAmerica through an eligible employer plan. In addition, the state tax-exempt funds are only offered in certain states, and tax-exempt funds in general should not serve as retirement plan investments.


PURCHASE MINIMUMS - The minimum initial investment for all funds in The American Funds Group, except the money market funds and the state tax-exempt funds, is $250. The minimum initial investment for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America, and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, and The Tax-Exempt Fund of Virginia) is $1,000. Purchase minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deduction or by employer-sponsored CollegeAmerica accounts and may be reduced or waived for shareholders of other funds in The American Funds Group. The minimum is $50 for additional investments (except for retirement plan payroll deduction and employer-sponsored CollegeAmerica accounts as noted above).


PURCHASE MAXIMUM FOR CLASS B SHARES - The maximum purchase order for Class B shares for all American Funds is $100,000. Direct purchases of Class B shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class B shares of other American Funds. For investments above $100,000, Class A shares are generally a less expensive option over time due to sales charge reductions or waivers.


PURCHASE MAXIMUM FOR CLASS C SHARES - The maximum purchase order for Class C shares for all American Funds is $500,000. Direct purchases of Class C shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class C shares of other American Funds.


FUND NUMBERS - Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/ (see description below):

                                                                   FUND NUMBERS
                                                      ----------------------------------------
FUND                                                  CLASS A   CLASS B   CLASS C    CLASS F
----------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . .     002       202       302        402
American Balanced Fund/(R)/ . . . . . . . . . . . .     011       211       311        411
American Mutual Fund/(R)/ . . . . . . . . . . . . .     003       203       303        403
Capital Income Builder/(R)/ . . . . . . . . . . . .     012       212       312        412
Capital World Growth and Income Fund/SM/  . . . . .     033       233       333        433
EuroPacific Growth Fund/(R)/  . . . . . . . . . . .     016       216       316        416
Fundamental Investors/SM/ . . . . . . . . . . . . .     010       210       310        410
The Growth Fund of America/(R)/ . . . . . . . . . .     005       205       305        405
The Income Fund of America/(R)/ . . . . . . . . . .     006       206       306        406
The Investment Company of America/(R)/  . . . . . .     004       204       304        404
The New Economy Fund/(R)/ . . . . . . . . . . . . .     014       214       314        414
New Perspective Fund/(R)/ . . . . . . . . . . . . .     007       207       307        407
New World Fund/SM/  . . . . . . . . . . . . . . . .     036       236       336        436
SMALLCAP World Fund/(R)/  . . . . . . . . . . . . .     035       235       335        435
Washington Mutual Investors Fund/SM/  . . . . . . .     001       201       301        401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/ . . .     040       240       340        440
American High-Income Trust/SM/  . . . . . . . . . .     021       221       321        421
The Bond Fund of America/SM/  . . . . . . . . . . .     008       208       308        408
Capital World Bond Fund/(R)/  . . . . . . . . . . .     031       231       331        431
Intermediate Bond Fund of America/SM/ . . . . . . .     023       223       323        423
Limited Term Tax-Exempt Bond Fund of America/SM/  .     043       243       343        443
The Tax-Exempt Bond Fund of America/(R)/  . . . . .     019       219       319        419
The Tax-Exempt Fund of California/(R)/* . . . . . .     020       220       320        420
The Tax-Exempt Fund of Maryland/(R)/* . . . . . . .     024       224       324        424
The Tax-Exempt Fund of Virginia/(R)/* . . . . . . .     025       225       325        425
U.S. Government Securities Fund/SM/ . . . . . . . .     022       222       322        422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . . . . .     009       209       309        409
The Tax-Exempt Money Fund of America/SM/  . . . . .     039       N/A       N/A        N/A
The U.S. Treasury Money Fund of America/SM/ . . . .     049       N/A       N/A        N/A
___________
*Available only in certain states.



                  Intermediate Bond Fund of America - Page 27

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund/(R)/ . .    1011     1211     1311     1511      1411
American Mutual Fund/(R)/ . . .    1003     1203     1303     1503      1403
Capital Income Builder/(R)/ . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund/SM/  . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund/(R)/  .    1016     1216     1316     1516      1416
Fundamental Investors/SM/ . . .    1010     1210     1310     1510      1410
The Growth Fund of America/(R)/    1005     1205     1305     1505      1405
The Income Fund of America/(R)/    1006     1206     1306     1506      1406
The Investment Company of
America/(R)/. . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund/(R)/ . . .    1014     1214     1314     1514      1414
New Perspective Fund/(R)/ . . .    1007     1207     1307     1507      1407
New World Fund/SM/  . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund/(R)/  . . .    1035     1235     1335     1535      1435
Washington Mutual Investors
Fund/SM/  . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust/SM/     1021     1221     1321     1521      1421
The Bond Fund of America/SM/  .    1008     1208     1308     1508      1408
Capital World Bond Fund/(R)/  .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America/SM/ . . . . . . . . . .    1023     1223     1323     1523      1423
U.S. Government Securities
Fund/SM/. . . . . . . . . . . .    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America/(R)/. . . . . . . . . .    1009     1209     1309     1509      1409




                  Intermediate Bond Fund of America - Page 28

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)


                                                                                             DEALER
                                                                     SALES CHARGE AS       COMMISSION
                                                                    PERCENTAGE OF THE:    AS PERCENTAGE
                                                                    ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                                              NET AMOUNT  OFFERING     OFFERING
                                                                   -INVESTED-   PRICE         PRICE
------------------------------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .                                  6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .                                  5.26       5.00          4.25
$50,000 but less than $100,000. .                                    4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .                                   3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .                                    3.63       3.50          2.75
$250,000 but less than $500,000 .                                    2.56       2.50          2.00
$500,000 but less than $750,000 .                                    2.04       2.00          1.60
$750,000 but less than $1 million                                    1.52       1.50          1.20
$1 million or more . . . . . . . .                                   none       none      see below
--------------------------------------------------------------------------------------------------------



CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC.


403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working


                  Intermediate Bond Fund of America - Page 29 hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.


A transfer from the Virginia Prepaid Education Program or the Virginia Education Savings Trust to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer. In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) current and retired registered investment advisers, with respect to accounts established while active, registered with the Principal Underwriter, or full-time employees (and their spouses, parents, and children) of registered investment advisers registered with the Principal Underwriter and plans for such persons;

(4) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(5)  insurance company separate accounts;

(6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

(8) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, as determined by a Vice President or more senior officer of the Capital Research and Management Company Fund Administration Unit; and


                  Intermediate Bond Fund of America - Page 30

(9) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

CONTINGENT DEFERRED SALES CHARGE ON CLASS A AND C SHARES - Except as described above, a CDSC of 1% applies to redemptions of Class A shares of the American Funds, other than the money market funds, made within 12 months following the purchase of Class A shares of $1 million or more made without an initial sales charge. A CDSC of 1% also applies to redemptions of Class C shares of the American Funds made within 12 months following the purchase of the Class C shares. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A, B and C Shares" below.


CLASS B SALES CHARGES - Class B shares are sold without any initial sales charge. However, a CDSC may be applied to shares you sell within six years of purchase, as shown in the table below:



   CONTINGENT DEFERRED SALES CHARGE ON
         SHARES SOLD WITHIN YEAR             AS A % OF SHARES BEING SOLD
 --------------------------------------------------------------------------
                    1                                   5.00%
                    2                                   4.00
                    3                                   4.00
                    4                                   3.00
                    5                                   2.00
                    6                                   1.00



There is no CDSC on appreciation in share value above the initial purchase price or on shares acquired through reinvestment of dividends or capital gain distributions. In addition, the CDSC may be waived in certain circumstances.
 See "CDSC Waivers for Class A, B and C Shares" below. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. In processing redemptions of Class B shares, shares that are not subject to any CDSC will be redeemed first followed by shares that you have owned the longest during the six-year period.


CLASS F AND CLASS 529-E SALES CHARGE - Class F and 529-E shares are sold with no initial or contingent deferred sales charge.


DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts of $1 million or more (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at


                  Intermediate Bond Fund of America - Page 31 net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on investments in Class A shares are paid at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class B shares, compensation equal to 4.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class B shares.


For Class C shares, compensation equal to 1.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class C shares.


CONVERSION OF CLASS B AND C SHARES - Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. Class 529-C shares will not convert to Class 529-F shares. The conversion of shares is subject to the Internal Revenue Service's continued position that the conversions are not subject to federal income tax. In the event the Internal Revenue Service no longer takes this position, the automatic conversion feature may be suspended, in which event no further conversions of Class B or C shares would occur while such suspension remained in effect. In that event, at your option, Class B shares could be exchanged for Class A shares and Class C shares for Class F shares on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or fee; however, such an exchange could constitute a taxable event for you. Absent such an exchange, Class B and C shares would continue to be subject to higher expenses for longer than eight years and ten years, respectively.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference


                  Intermediate Bond Fund of America - Page 32 between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below), including Class A shares held in a fee-based arrangement, other classes of shares of the American Funds, and any individual investments in American Legacy variable annuities and variable life insurance policies (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement.

     During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those made by you and your immediate family (your spouse and your children under the age of 21), if all parties are purchasing shares for their own accounts and/or:

     .individual-type employee benefit plan(s), such as an IRA, 403(b) plan
          (see exception below), or single-participant Keogh-type plan;


                  Intermediate Bond Fund of America - Page 33

     .business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .trust accounts established by you or your immediate family. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;

     .endowments or foundations established and controlled by you or your immediate family; or

     .CollegeAmerica accounts will be aggregated at the account owner level.
          Class
          529-E accounts may only be aggregated with an eligible employer plan.

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     .for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization; or

     .for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group, as well as individual holdings in American Legacy variable annuities and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described under the aggregation policy, you may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When


                  Intermediate Bond Fund of America - Page 34 determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

CDSC WAIVERS FOR CLASS A, B AND C SHARES - Any CDSC on Class A, B and C shares (and, if applicable, on the corresponding Class 529 shares) may be waived only in the following cases:


(1) Permitted exchanges of shares as described in the prospectus, provided that the shares acquired by such exchanges are not redeemed within: (i) one year of the initial purchase in the case of Class A or 529-A shares, (ii) six years of the initial purchase in the case of Class B or 529-B shares, or (iii) one year of the initial purchase in the case of Class C or 529-C shares.

(2)  Tax-free returns of excess contributions to IRAs.

(3) Redemptions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

(4) For Class 529-A, 529-B and 529-C shareholders only, redemptions due to a beneficiary's death, post-purchase disability or receipt of a scholarship (to the extent of the scholarship award).

(5) The following types of transactions, if together they do not exceed 12% of the value of an account annually (the "12% limit"):

     . Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2.

     . Redemptions through a systematic withdrawal plan ("SWP") (see "Automatic Withdrawals" under "Shareholder Account Services and Privileges", below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

CDSC waivers are allowed only in the cases listed above. For example, CDSC waivers will not be allowed on redemptions of Class 529-B and 529-C shares due to: termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that elim-


                  Intermediate Bond Fund of America - Page 35 inates or limits the tax-favored status of CollegeAmerica; or the Virginia College Savings Plan eliminating the fund as an option for additional investment within CollegeAmerica.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.


An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in: 1) Class A shares at net asset value; 2) Class A shares subject to the applicable initial sales charge; 3) Class B shares; 4) Class C shares; or 5) Class F shares. Plan assets invested in Class A shares with a sales charge, B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.


Plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above).


IRA rollovers that do not indicate which share class plan assets should be invested in and which do not have an adviser associated with the account will be invested in Class F shares. Additional plan assets may be rolled into the account holding F shares; however, subsequent contributions will not be allowed to be invested in F shares.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined


                  Intermediate Bond Fund of America - Page 36 as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by authority of the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets. The fund's Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the fund's Investment Adviser. The Board receives regular reports describing fair valued securities and the methodologies used.


The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations are valued in good faith by the Valuation Committee based upon what the fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the "fair value" to be assigned to a particular security, including, without limitation, the type of security and size of the holding, the existence of contractual or legal restrictions on resale, any relevant financial or business developments affecting the issuer or its business prospects, similar or related securities that are more actively traded, and changes in overall market conditions. The Valuation Committee employs additional fair value procedures to address issues related to investing substantial portions of fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If events occur after the close of a market (and before the close of the New York Stock Exchange, when these funds' net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices will be made to reflect these events. Events of this type could include


                  Intermediate Bond Fund of America - Page 37 earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets);


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Trustees.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent, dealer or any of their designees.
 Sales of certain Class A, B and C shares may be subject to a CDSC. Generally, Class F shares are only available to fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


You may sell (redeem) other classes of shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     --Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     --    Requests must be signed by the registered shareholder(s).

     --    A signature guarantee is required if the redemption is:

          -  Over $75,000;

          - Made payable to someone other than the registered shareholder(s); or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

          Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


     --Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.


                  Intermediate Bond Fund of America - Page 38

     --You must include with your written request any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR USING THE INTERNET

     --Redemptions by telephone, fax or the Internet (including American
          FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $75,000 per shareholder each day.

     --    Checks must be made payable to the registered shareholder(s).

     -- Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     --You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     --You may establish check writing privileges (use the money market funds application).

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.

          - Check writing is not available for any of the 529 share classes or B, C or F share classes of The Cash Management Trust of America.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Proceeds from a Class B share redemption where a CDSC was charged will be reinvested in Class A shares. Proceeds from any other type of redemption and all dividend and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Any CDSC on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in the


                  Intermediate Bond Fund of America - Page 39 money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for Class 529 shareholders or if your account is held with an investment dealer.


AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments in The American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividend and capital gain distributions paid by the 529 share classes will automatically be reinvested.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains ("distributions") of the same share class into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,


                  Intermediate Bond Fund of America - Page 40

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may only exchange shares into other funds in The American Funds Group within the same class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of any other American Fund for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be done through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


Exchanges from Class A, C or F shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfer to Minors Act custodial accounts, may result in significant legal and tax consequences as described in the CollegeAmerica Program Description. Please consult your financial adviser prior to making such an exchange.


You may exchange shares of other classes by writing to the Transfer Agent (see "Selling Shares" above), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "American Funds Service Company Service Areas" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Internet Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Price of Shares" above.) THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - For all share classes, except the 529 classes of shares, you may automatically exchange shares of the same class in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate.


AUTOMATIC WITHDRAWALS - For all share classes, except the 529 classes of shares, you may automatically withdraw shares from any of the funds in The American Funds Group. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.


                  Intermediate Bond Fund of America - Page 41

Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $75,000 per American Funds shareholder each day) from non-retirement plan accounts, or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds website on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Telephone and Internet Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Fund Numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or the Internet (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The fund's Declaration of Trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Trustees of the fund may from time to time adopt.


                  Intermediate Bond Fund of America - Page 42

SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent. Certificates are not available for the 529 share classes.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


The fund is required to disclose information regarding investments in the securities of broker-dealers (or parent companies of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, J.P. Morgan Securities, Inc. was among the top 10 dealers that received the largest amount of brokerage commissions and that acted as principal in portfolio transactions. The fund held debt securities of J.P. Morgan Chase & Co. in the amount of $3,671,000 as of the close of its most recent fiscal year.


Brokerage   commissions  paid  on  portfolio   transactions,   including  dealer
concessions on underwritings, if applicable, for the fiscal years ended August 31, 2002, 2001 and 2000, amounted to $1,646,000, $766,000 and $601,000, respectively. The volume of securities subject to dealer concessions purchased by the fund increased during the 2002 fiscal year, resulting in an increase in brokerage commissions paid on portfolio transactions.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing


                  Intermediate Bond Fund of America - Page 43 agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $2,038,000 for Class A shares and $107,000 for Class B shares for the 2002 fiscal year.


INDEPENDENT AUDITORS - Deloitte & Touche LLP, Two California Plaza, 350 South Grand Avenue, Suite 200, Los Angeles, CA 90071, serves as the fund's independent auditors providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent auditors is reviewed and determined annually by the Board of Trustees.


INDEPENDENT LEGAL COUNSEL - Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, CA 90071, currently serves as counsel for the fund, and for Trustees who are not interested persons (as defined under the 1940 Act) of the fund. Certain legal matters in connection with the shares of beneficial interest offered by the prospectus have been passed upon for the fund by Paul, Hastings, Janofsky & Walker LLP. Counsel does not currently provide legal services to the fund's investment adviser or any of its affiliates. The selection of the fund's "independent legal counsel" will be determined annually by the independent Trustees of the fund as prescribed by the 1940 Act and the rules thereunder.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on August 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


SHAREHOLDER AND TRUSTEE RESPONSIBILITY - Under the laws of certain states, including Massachusetts where the fund was organized and California where the fund's principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts, omissions, obligations or affairs of the fund and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the fund or Trustees. The Declaration of Trust provides for indemnification out of fund property of any shareholder held personally liable for the obligations of the fund and also provides for the fund to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.


Under the Declaration of Trust, the Trustees, officers, employees or agents of the fund are not liable for actions or failure to act; however, they are not protected from liability by reason of their


                  Intermediate Bond Fund of America - Page 44 willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.


PERSONAL INVESTING POLICY - The fund and Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND

   MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- AUGUST 31, 2002

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $13.81
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $14.35


            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 3.54% based on a 30-day (or one month) period ended August 31, 2002, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula as required by the Securities and Exchange Commission:


     YIELD = 2[((a-b)/cd + 1)/6/ -1]

     Where:  a   = dividends and interest earned during the period.

             b   = expenses accrued for the period (net of reimbursements).

             c   = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   = the maximum offering price per share on the last day of the period.

The fund's one-year total return and five- and ten-year average annual total returns at the maximum offering price for the periods ended August 31, 2002 were 1.94%, 5.71% and 5.70%, respectively. The fund's one-year total return and five- and ten-year average annual total returns


                  Intermediate Bond Fund of America - Page 45 at net asset value for the periods ended August 31, 2002 were 5.89%, 6.52% and 6.11%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 3.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C, F, 529 and R shares.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's,
                                                                      --------
Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine,
------  -------  ----------------------  -------------------------------------
Money, U.S. News and World Report and The Wall Street Journal.
-----  --------------------------     -----------------------


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).


                  Intermediate Bond Fund of America - Page 46

                                    APPENDIX
                          Description of Bond Ratings

BOND RATINGS - The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's") are based on the analysis and represents a judgment expressed in shorthand terms of the strengths and weaknesses of the bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


                  Intermediate Bond Fund of America - Page 47

"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


Standard & Poor's rates the long-term debt securities of various entities in
-----------------
categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


AAA
"An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong."


AA

"An obligation rated 'AA' differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong."


A

"An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong."


BBB
"An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions."


BB
"An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation."

B
"An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation."


CCC
"An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation."


                  Intermediate Bond Fund of America - Page 48

CC
"An obligation rated 'CC' is currently highly vulnerable to nonpayment."

C
"A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying."

D
"An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized."


                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate
-------
commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


STANDARD & POOR'S ratings of commercial paper are graded into four categories
-----------------
ranging from "A" for the highest quality obligations to "D" for the lowest.


A - Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety.


A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.


A-2 - Capacity for timely payments on issues with this designation is strong; however, the relative degree of safety is not as high as for issues designated "A-1."


                  Intermediate Bond Fund of America - Page 49

Intermediate Bond Fund of America
Investment portfolio, August 31, 2002



                                                                                                Principal           Market
                                                                                                   amount            value
Bonds & Notes                                                                                       (000)            (000)

Federal agency mortgage-backed - 26.52%
Federal agency mortgage pass-through obligations -  22.68%
Fannie Mae:
5.50% 2016-2017                                                                                    86,190           88,251
6.00% 2013-2032                                                                                   109,186          112,934
6.50% 2013-2032                                                                                   198,571          207,663
7.00% 2008-2031                                                                                   116,934          123,564
7.50% 2009-2031                                                                                    31,928           34,044
8.00% 2003-2005                                                                                        45               49
8.50% 2008-2027                                                                                       988            1,063
9.00% 2009-2018                                                                                     2,965            3,240
9.50% 2009-2022                                                                                     1,259            1,365
10.00% 2018-2025                                                                                    1,988            2,243
11.00% 2020                                                                                         1,024            1,183
11.50% 2019-2020                                                                                    3,894            4,509
13.50% 2015                                                                                           831              995
Freddie Mac:
5.50% 2016-2017                                                                                    31,345           32,121
6.00% 2014-2017                                                                                     9,210            9,546
6.50% 2016-2017                                                                                    54,492           56,989
7.00% 2008-2017                                                                                    13,755           14,562
7.20% 2006                                                                                          3,892            4,206
8.00% 2003-2017                                                                                     3,899            4,170
8.50% 2008-2027                                                                                     2,231            2,409
8.75% 2008-2009                                                                                       205              221
9.50% 2010-2013                                                                                       160              172
10.00% 2018-2019                                                                                    3,840            4,324
11.00% 2018                                                                                           542              619

Government National Mortgage Association:
4.776% 2018                                                                                         4,659            4,842
5.50% 2017                                                                                          5,533            5,702
6.00% 2029-2032                                                                                    20,965           21,667
6.50% 2028-2029                                                                                    13,498           14,073
7.00% 2007-2032                                                                                    20,481           21,699
7.50% 2022-2032                                                                                    22,611           23,990
8.00% 2023-2030                                                                                    11,474           12,315
8.50% 2007-2023                                                                                     4,307            4,709
9.00% 2008-2021                                                                                     1,237            1,343
9.50% 2009-2021                                                                                     4,507            5,008
10.00% 2019                                                                                         1,997            2,266










                                                                                                                   828,056

Federal agency collateralized mortgage obligations (3)  -  3.84%
Fannie Mae:
 Series 91-50, Class H, 7.75% 2006                                                                  2,237            2,338
 Trust D2, 11.00% 2009                                                                                911            1,017
 Series 88-16, Class B, 9.50% 2018                                                                    127              143
 Series 90-93, Class G, 5.50% 2020                                                                    575              604
 Series 90-21, Class Z, 9.00% 2020                                                                  3,331            3,740
 Series 2002-W3, Class A-2, 5.50% 2021                                                              6,100            6,329
 Series 2002-W7, Class A-2, 4.80% 2022                                                             23,550           23,976
 Series 2001-4, Class GA, 10.07% 2025 (2)                                                           4,821            5,706
 Series 2001-4, Class NA, 11.725% 2025 (2)                                                         11,744           14,153
 Series 2002-W1, Class 1A-1, 3.42% 2027                                                             4,812            4,816
 Series 2002-W3, Class A-5, 7.50% 2028                                                              9,406            9,958
 Series 2002-W7, Class A-5, 7.50% 2029                                                              7,431            7,947
 Series 2001-20, Class D, 10.957% 2031 (2)                                                            612              740
 Series 1999-T2, Class A-1, 7.50% 2039                                                              3,655            4,030
 Series 2001-T10, Class A-1, 7.00% 2041                                                             6,171            6,482
 Series 2001-50, Class BA, 7.00% 2041                                                               3,627            3,802
 Series 2002-W4, Class A-2, 5.10% 2042                                                              6,225            6,284
 Series 2002-W1, Class 2A, 7.50% 2042                                                               2,813            2,976
Freddie Mac:
 Series 83-B, Class B-3, 12.50% 2013                                                                   27               29
 Series 2310, Class B, 9.858% 2015 (2)                                                                515              589
 Series 2310, Class A, 10.54% 2017 (2)                                                              2,111            2,425
 Series T-041, Class 1A-2, 4.76% 2021                                                               3,850            3,911
 Series 2489, Class A, 5.50% 2022                                                                   6,975            7,169
 Series 1567, Class A, 2.213% 2023 (2)                                                                843              806
 Series T-041, Class 3-A, 7.50% 2032                                                                3,852            4,104
 Series T-042, Class A-2, 5.50% 2042                                                               15,850           16,037
                                                                                                                   140,111

Corporate Bonds - 18.96%
INSURANCE  -  4.50%
AIG SunAmerica: (1)
 Global Financing V 5.20% 2004                                                                     $3,000           $3,105
 Global Financing VIII 1.905% 2004   (2)                                                            2,000            2,001
 Global Financing II 7.60% 2005                                                                     7,150            7,937
Allstate Financial Global Funding LLC: (1)
 7.125% 2005                                                                                        2,000            2,214
 6.15% 2006                                                                                         9,000            9,518
 5.25% 2007                                                                                        15,600           16,282
Equitable Life Assurance Society of the United States 6.95% 2005 (1)                                7,250            7,758
Hartford Financial Services, Class G, 4.70% 2007                                                    4,000            4,008
John Hancock Global Funding II, Series 2002-G, 5.00% 2007 (1)                                      15,000           15,445
Lincoln National Corp. 7.25% 2005                                                                   5,425            5,884
Monumental Global Funding: (1)
 Trust II-B, Series B, 6.95% 2003                                                                   3,000            3,111
 Trust II-2001-A, Series A, 6.05% 2006                                                              8,375            8,954
 Trust II-2002-A, Series A, 5.20% 2007                                                             16,600           17,225
Nationwide Life Insurance Company 5.35% 2007 (1)                                                   19,600           20,499
Prudential Funding LLC 6.60% 2008 (1)                                                               9,635           10,271
Prudential Insurance Company of America 6.375% 2006 (1)                                            10,475           11,143
ReliaStar Financial Corp.:
 8.625% 2005                                                                                        2,000            2,186
 8.00% 2006                                                                                        11,470           12,967
 6.50% 2008                                                                                         1,000            1,078
XL Capital Finance (Europe) PLC  6.50% 2012                                                         2,725            2,794
                                                                                                                   164,380

TELECOMMUNICATIONS SERVICES  -  2.07%
AT&T Corp. 5.625% 2004                                                                              3,000            2,931
British Telecommunications PLC 7.875% 2005 (2)                                                      9,250           10,128
Cingular Wireless 5.625% 2006 (1)                                                                   3,000            2,892
Deutsche Telekom International Finance BV 7.75% 2005                                                5,050            5,342
SBC Communications, Inc. 6.25% 2011                                                                 2,500            2,605
Verizon Global Funding Corp. 6.125% 2007                                                            5,000            5,023
Verizon New York Inc., Series A, 6.875% 2012                                                        7,000            7,041
Verizon Wireless Capital LLC 5.375% 2006 (1)                                                       20,175           18,553
Vodafone Group PLC 7.625% 2005                                                                     19,250           20,863
                                                                                                                    75,378

RETAILING  -  1.79%
Costco Wholesale Corp. 5.50% 2007                                                                   5,250            5,598
Kohl's Corp.:
 6.70% 2006                                                                                         7,074            7,776
 6.30% 2011                                                                                         4,690            5,045
Lowe's Companies, Inc.:
 7.50% 2005                                                                                         3,000            3,382
 8.25% 2010                                                                                         3,000            3,569
Nordstrom, Inc. 8.95% 2005                                                                          5,000            5,652
Sears Roebuck Acceptance Corp.:
 6.54% 2003                                                                                         1,000            1,014
 7.00% 2007                                                                                        12,100           13,177
Target Corp.:
 5.95% 2006                                                                                         2,000            2,147
 5.50% 2007                                                                                        10,000           10,649
Wal-Mart Stores, Inc.:
 5.45% 2006                                                                                         5,000            5,383
 4.375% 2007                                                                                        2,000            2,062
                                                                                                                    65,454

TRANSPORTATION  -  1.60%
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 2012 (3)                                    997            1,004
Burlington Northern and Santa Fe Railway Co., Series 2001, 6.96% 2009                               6,044            6,578
Burlington Northern and Santa Fe Railway Co. Pass Through Trust,
Series 2002-1, 5.943% 2022 (3)                                                                        500              525
Continental Airlines, Inc.: (3)
 Series 1998-2, Class A, 6.41% 2008                                                                19,443           16,527
 Series 1997-2, Class A, 7.148% 2008                                                                5,041            4,783
 Series 1999-2, Class A-2, 7.056% 2011                                                              4,601            4,179
 Series 1997-1, Class A, 7.461% 2016                                                                  858              798
 Series 1996-2, Class A, 7.75% 2016                                                                 1,032            1,009
 Series 2001-1, Class B,  7.373% 2017                                                               1,800            1,525
 Series 1998-1, Class A, 6.648% 2019                                                                3,154            2,835
 Series 2000-1, Class B, 8.388% 2022                                                                3,719            3,162
Delta Air Lines, Inc., Series 2001-1, Class A-2, 7.111% 2013 (3)                                    2,500            2,487
Northwest Airlines, Inc.:
 Series 1999-3, Class G, 7.935% 2020 (3)                                                            3,246            3,538
 Series 2002-1, Class G-2, MBIA insured, 6.264% 2021                                                2,500            2,525
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G,
 MBIA insured, 5.70% 2023 (1)  (3)                                                                  2,000            2,000
Southwest Airlines Co., Series 2001-1, Class A-2, 5.496% 2006 (3)                                   1,000            1,027
Southwest Airlines Co. 6.50% 2012                                                                   1,300            1,387
US Airways Inc., Series 2001-1G, MBIA insured, 7.076% 2022 (3)                                      2,551            2,553
                                                                                                                    58,442

Banks & Thrifts  -  1.56%
ABN AMRO Bank NV 7.55% 2006                                                                         3,000            3,369
Bank of America Corp.:
 6.75% 2005                                                                                         2,000            2,174
 7.625% 2005                                                                                        1,000            1,103
 7.875% 2005                                                                                        3,000            3,356
 6.625% 2007                                                                                          200              223
NationsBank Corp.:
 6.50% 2003                                                                                         5,000            5,185
 7.50% 2006                                                                                         2,000            2,262
BANK ONE CORP., Series A, 5.625% 2004                                                               3,300            3,448
Barclays Bank PLC 7.375% (undated) (1)  (2)                                                         2,000            2,245
Danske Bank AS: (1)
 6.375% 2008   (2)                                                                                  4,750            5,097
 7.40%/7.961% 2010  (4)                                                                               500              562
Development Bank of Singapore Ltd.: (1)
 7.875% 2009                                                                                        3,000            3,473
 7.125% 2011                                                                                          800              878
J.P. Morgan Chase & Co. 5.35% 2007                                                                  3,550            3,671
Merita Bank Ltd. 7.50% (undated) (1)  (2)                                                           2,825            3,157
Midland Bank PLC 8.625% 2004                                                                        4,200            4,687
Regional Diversified Funding Ltd. 9.25% 2030 (1)                                                      745              836
Washington Mutual 7.50% 2006                                                                          850              947
Wells Fargo & Co. 7.25% 2005                                                                        4,000            4,447
Wells Fargo Bank National Association 7.80% 2010 (2)                                                1,750            1,954
Wells Fargo Financial, Inc. 7.60% 2005                                                              3,500            3,875
                                                                                                                    56,949

MEDIA  -  1.10%
CBS Corp. 7.15% 2005                                                                                6,500            7,095
Viacom Inc.:
 6.75% 2003                                                                                         2,475            2,506
 6.40% 2006                                                                                         9,250            9,824
 6.625% 2011                                                                                        8,000            8,626
Cox Radio, Inc. 6.375% 2005                                                                         3,500            3,457
Gannett Co., Inc.:
 4.95% 2005                                                                                         2,000            2,096
 6.375% 2012                                                                                        6,000            6,613
                                                                                                                    40,217

CAPITAL GOODS  -  0.98%
General Electric Capital Corp., Series A:
 5.00% 2007                                                                                         6,000            6,261
 5.375% 2007                                                                                        8,000            8,475
SYSTEMS 2001 Asset Trust, Series 2001:  (1)  (3)
 Class B, 7.156% 2011                                                                              16,434           17,634
 Class G, MBIA insured, 6.664% 2013                                                                 3,263            3,518
                                                                                                                    35,888

AUTOMOBILES & COMPONENTS  -  0.92%
DaimlerChrysler North America Holding Corp. 6.40% 2006                                              9,000            9,508
Ford Motor Credit Co.:
 7.50% 2005                                                                                         8,375            8,528
 6.875% 2006                                                                                        4,250            4,232
General Motors Acceptance Corp.:
 6.125% 2006                                                                                        6,000            6,044
 6.75% 2006                                                                                         5,000            5,125
                                                                                                                    33,437

UTILITIES  -  0.86%
Exelon Generation Co., LLC 6.95% 2011                                                               3,470            3,646
Israel Electric Corp. Ltd. 7.25% 2006 (1)                                                           1,250            1,342
Pacificorp Australia LLC, MBIA insured, 6.15% 2008 (1)                                             10,000           10,614
Texas Eastern Transmission Corp. 7.30% 2010                                                         1,100            1,223
Texas Utilities Co., Series A, MBIA insured, 6.20% 2002                                             6,000            6,016
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007                                         8,250            8,586
                                                                                                                    31,427

DIVERSIFIED FINANCIALS  -  0.72%
Chilquinta Energia Finance Co. LLC, MBIA insured, 6.47% 2008 (1)                                    3,500            3,809
CIT Group, Inc. 7.375% 2007                                                                         7,500            7,934
Newcourt Credit Group Inc., Series B, 6.875% 2005                                                   4,000            4,144
Citicorp Lease Pass Through Trust, Series 1999-1, Class A-1, 7.22% 2005 (1)  (3)                    2,734            2,927
Heller Financial, Inc. 8.00% 2005                                                                   3,500            3,924
USA Education, Inc. 5.625% 2007                                                                     3,000            3,204
                                                                                                                    25,942

Consumer Finance  -  0.68%
Household Finance Corp.:
 8.00% 2005                                                                                         3,250            3,493
 5.75% 2007                                                                                         8,000            7,993
 7.875% 2007                                                                                       11,000           11,928
 6.75% 2011                                                                                         1,300            1,300
                                                                                                                    24,714
FOOD & BEVERAGE -  0.56%
H.J. Heinz Finance Co. 6.00% 2012 (1)                                                               4,000            4,275
Kraft Foods Inc.:
 4.625% 2006                                                                                        5,500            5,668
 5.625% 2011                                                                                        4,775            4,967
 6.25% 2012                                                                                         2,000            2,177
Nabisco, Inc. 7.05% 2007                                                                            3,000            3,370
                                                                                                                    20,457

ENERGY  -  0.46%
Oil Enterprises Ltd., MBIA insured, 6.239% 2008 (1)  (3)                                            6,899            7,295
Pemex Finance Ltd.: (3)
 6.125% 2003                                                                                        2,762            2,843
 AMBAC insured, 6.55% 2008                                                                          2,500            2,673
 MBIA insured:
  5.72% 2003                                                                                        1,563            1,610
  7.80% 2013                                                                                        2,000            2,319
                                                                                                                    16,740

HEALTH CARE EQUIPMENT & SERVICES  -  0.46%
McKesson Finance of Canada 6.55% 2002 (1)                                                           3,200            3,205
R.P. Scherer International Corp. 6.75% 2004                                                         4,325            4,549
UnitedHealth Group Inc.:
 5.20% 2007                                                                                         6,950            7,206
 7.50% 2005                                                                                         1,525            1,705
                                                                                                                    16,665

MATERIALS  -  0.39%
Dow Chemical Co.:
 5.75% 2008                                                                                         7,000            7,212
 6.00% 2012                                                                                         2,250            2,311
Scotia Pacific Co. LLC, Series B: (3)
 Class A-1, 6.55% 2028                                                                              1,284            1,157
 Class A-2, 7.11% 2028                                                                              5,000            3,561
                                                                                                                    14,241

HOUSEHOLD & PERSONAL PRODUCTS  -  0.17%
Gillette Co. 4.00% 2005                                                                             6,150            6,318
                                                                                                                     6,318

CONSUMER DURABLES & APPAREL  -  0.14%
Sony Capital Corp., Series C, 4.95% 2006 (1)                                                        5,000            5,217
                                                                                                                     5,217


U.S. Treasury notes & bonds  -  12.10%
4.25% May 2003                                                                                     26,000           26,497
5.75% August 2003                                                                                  21,150           21,947
6.00% August 2004                                                                                  83,800           90,038
11.625% November 2004                                                                              23,400           28,088
5.75% November 2005                                                                                45,000           49,321
6.875% May 2006                                                                                    36,250           41,362
6.50% October 2006                                                                                 38,000           43,162
3.375% January 2007 (5)                                                                            16,180           17,318
6.25% February 2007                                                                                47,750           53,986
5.625% May 2008                                                                                    22,000           24,424
10.375% November 2009                                                                               4,000            4,683
5.75% August 2010                                                                                   8,000            8,984
Principal Strip 0% November 2015                                                                   14,525            7,488
8.875% August 2017                                                                                  1,000            1,429
7.875% February 2021                                                                                2,000            2,685
5.25% February 2029                                                                                20,100           20,514
                                                                                                                   441,926

Asset-backed obligations  (3)  -  13.32%
ACLC Business Loan Receivables Trust, Series 2002-1, Class A-1, 5.408% 2022 (1)                     7,218            7,423
AESOP Funding II LLC, Series 2002-A, Class A-1, AMBAC insured, 3.85% 2006 (1)                       7,125            7,241
Aircraft Finance Trust, Series 1999-1, Class A-2, 2.28% 2024 (2)                                    2,635            2,593
AmeriCredit Automobile Receivables Trust:
 Series 2002-1, Class A-3, 4.23% 2006                                                               4,600            4,726
 Series 2002-C, Class A-4, FSA insured, 3.55% 2009                                                  5,000            4,998
Arcadia Automobile Receivables Trust, Series 1999-C, Class A-3, FSA insured, 7.20% 2007             2,693            2,798
Asset Backed Securities Corp. Home Equity Loan Trust:
 Series 2001-HE2, Class A-IO, interest only, 4.50% 2031                                            37,040            1,208
 Series 2001-HE3, Class A-IO, interest only, 5.05% 2031 (2)                                        37,465            2,290
Banco Itau SA, XLCA insured: (1) (2)
 2.5675% 2006                                                                                       9,500            9,472
 2.98% 2007                                                                                        12,250           12,213
Banco Nacional de Mexico, SA, Series 1999-A, Class A-1, MBIA insured, 7.50% 2006 (1)                4,291            4,693
BMW Vehicle Lease Trust, Series 2000-A, Class CTFS, 7.00% 2005 (1)                                  7,000            7,211
California Infrastructure and Economic Development Bank, Special Purpose Trust:
 PG&E-1, Series 1997-1, Class A-7, 6.42% 2008                                                      11,260           12,180
 SCE-1, Class A-6, 6.38% 2008                                                                      16,690           18,062
Capital One Auto Finance Trust, Series 2002-A, Class A-3, MBIA insured, 4.03% 2006                  4,600            4,728
Capital One Master Trust, Series 1998-1, Class A, 6.31% 2011                                       11,950           13,235
Case Equipment Loan Trust, Series 1999-A, Class B, 5.96% 2005                                         330              332
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2001-2,
Class IA-3, 5.923% 2016                                                                             4,000            4,132
Chase Manhattan Auto Owner Trust, Series 2002-A, Class A-3, 3.49% 2006                              3,700            3,766
Chase Manhattan Credit Card Master Trust, Series 1997-5, Class A, 6.194% 2005                       8,750            8,866
CIT Equipment Collateral, Series 2002-VT1, Class B, 3.97% 2009                                      3,077            3,099
Coast-to-Coast Motor Vehicle Owner Trust, Series 2000-A, Class A-4,
MBIA insured, 7.33% 2006 (1)                                                                        6,548            6,833
ComEd Transitional Funding Trust, Series 1998-1:
 Class A-4, 5.39% 2005                                                                              1,615            1,643
 Class A-5, 5.44% 2007                                                                             12,025           12,636
Conseco Finance Home Equity Loan Trust:
 Series 2000-B, Class AF-6, 7.80% 2020                                                              6,014            6,564
 Series 2002-B, Class A-2, 5.31% 2033                                                               4,000            4,130
Conseco Finance Manufactured Housing Contract Trust, Series 2001-3, Class A-2, 5.16% 2033           4,000            4,164
Green Tree Financial Corp,:
 Series 1998-2, Class A-5, 6.24% 2016                                                               1,666            1,709
 Series 1996-10, Class A-5, 6.83% 2028                                                                842              857
 Series 1997-6, Class A-6, 6.90% 2029                                                               2,996            3,092
 Series 1997-6, Class A-7, 7.14% 2029                                                               7,241            7,741
 Series 1999-2, Class A-2, 5.84% 2030                                                               1,233            1,239
 Series 1999-3, Class A-7, 6.74% 2031                                                               4,600            4,883
Green Tree Recreational, Equipment & Consumer Trust, Series 1999-A, Class A-6, 6.84% 2010 (3)       3,633            3,771
Continental Auto Receivables Owner Trust, Series 2000-B, Class A-4, MBIA insured, 6.91% 2005 (      2,000            2,119
CS First Boston Mortgage Securities Corp., Series 2001-HE16, Class A, interest only, 5.64% 200     21,638              879
Drive Auto Receivable Trust, MBIA insured, 4.09% 2008                                               6,500            6,626
Duck Auto Owner Trust, Series 2002-B, Class A, XLCA insured, 2.985% 2007 (1)                        8,000            8,011
First Consumer Master Trust, Series 1999-A: (1)
 Class A, 5.80% 2005                                                                                6,000            6,034
 Class B, 6.28% 2005                                                                                9,000            9,312
First Investors Auto Owner Trust, Series 2002-A, Class A, MBIA insured, 3.46% 2008 (1)              3,851            3,882
Franklin Auto Trust, Series 2002-1, Class A-4, MBIA insured, 4.51% 2010                             8,250            8,512
GRCT Consumer Loan Trust, Series 2001-1, Class A-2BRV, 6.251% 2020 (1)                              1,000            1,044
Hitachi Shinpan Co. Ltd., Series 1999-3, Class A, 9.60% 2006 (1)                                    3,656            3,839
Household Automotive Trust, Series 2001-3, Class A-4, 4.37% 2008 (3)                               20,250           20,880
Litigation Settlement Monetized Fee Trust I, Series 2001-1, Class A-1, 8.33% 2031 (1)  \            2,662            2,871
Long Beach Acceptance Auto Receivables Trust, Series 2002-A, Class A-3,
FSA insured, 3.175% 2006                      9,500            9,531
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class M-1, 3.287% 2032 (2)       9,000            9,000
MBNA Master Credit Card Trust II, Series 2000-D, Class B, 2.21% 2009 (2)                            5,750            5,768
Metris Master Trust: (2)
 Series 2001-1, Class A, 2.598% 2007                                                                6,000            6,015
 Series 2001-3, Class A, 2.698% 2008                                                               10,000           10,008
MMCA Auto Owner Trust:
 Series 2000-2, Class B, 7.42% 2005                                                                 3,500            3,732
 Series 2000-1, Class B, 7.55% 2005                                                                 9,000            9,684
 Series 2002-1, Class A-3, 4.15% 2006                                                               3,000            3,076
 Series 2001-2, Class B, 5.75% 2007                                                                 3,620            3,750
 Series 2001-3, Class B, 2.73% 2008 (2)                                                             3,749            3,753
 Series 2002-2, Class A-4, 4.30% 2010                                                               5,825            5,970
Navistar Financial Owner Trust, Series 2002-A:
 Class A-3, 4.09% 2006                                                                              3,500            3,585
 Class B, 4.95% 2009                                                                                2,000            2,052
Nebhelp Trust, Student Loan Interest Margin Securities, Series 1998-1,
Class A, MBIA insured, 6.68% 2016 (1)                                                              11,796           12,886
NextCard Credit Card Master Note Trust, Series 2001-1A, Class B, 2.66% 2007 (1)  (2)                3,000            2,100
Nordstrom Credit Card Master Note Trust, Series 2002-1, Class B, 2.539% 2010 (2)                    2,250            2,244
Nordstrom Private Label 4.82% 2010 (1)                                                              8,750            9,077
NPF VI, Inc., Series 2002-1, Class A, 2.825% 2008 (1)  (2)                                          1,500            1,462
NPF XII, Inc., Series 2001-3, Class A, 5.52% 2007 (1)                                               1,000            1,022
Onyx Acceptance Owner Trust, Series 2002-C, MBIA insured:
 Class A-3, 3.29% 2006                                                                              8,000            8,079
 Class A-4,  4.07% 2009                                                                             9,075            9,214
Pass-through Amortizing Credit Card Trusts, Series 2002-1: (1)
 Class A-2FL, 3.14% 2012 (2)                                                                        5,659            5,659
 Class A-2FX, 4.685% 2012                                                                          12,732           12,871
PECO Energy Transition Trust, Series 1999-A:
 Class A-2, 5.63% 2005                                                                              1,361            1,375
 Class A-6, 6.05% 2009                                                                              8,000            8,672
Pegasus Aviation Lease Securitization, Series 2000-1, Class A-2, 8.37% 2030 (1)                     4,000            3,000
PF Export Receivables Master Trust, Series 2001-B, MBIA insured, 6.60% 2011 (1)                     7,375            8,025
Rental Car Finance Corp., Series 1999-1, Class C, 6.50% 2007 (1)                                    2,000            2,064
Residential Asset Mortgage Products, Inc., Series 2001-RZ2, Class A-IO,
interest only, 8.00% 2003                                                                          20,000            1,793
Residential Funding Mortgage Securities II, Inc., AMBAC insured:
 Series 2001-H13, Class A-I-4, 6.09% 2015                                                           4,750            4,965
 Series 2001-HS2, Class A-4, 6.43% 2016                                                             2,400            2,550
Saxon Asset Securities Trust, Series 2002-2, Class AF-3, 4.61% 2024                                 5,600            5,743
Student Loan Funding LLC, Series 1998-B, Class B-3, 6.25% 2019                                     13,500           14,441
Team Fleet Financing Corp., Series 2001-3A, Class A, 2.74% 2005 (1)  (2)                            1,958            1,958
Tobacco Settlement Financing Corp., Series 2001-A, 6.36% 2025                                       2,246            2,304
Triad Auto Receivables Owner Trust:
 Series 1999-1, Class A-2, FSA insured, 6.09% 2005                                                  1,368            1,394
 Series 2002-A, Class A-3, AMBAC insured, 2.62% 2007                                                5,000            4,982
Triton Aviation Finance, Series 1A, Class A-2, 2.48% 2025 (1)  (2)                                  6,596            6,383
WFS Financial 2002-3 Owner Trust, Class A-4, 3.50% 2010                                             7,000            7,021
Xerox Equipment Lease Owner Trust, Series 2001-1, Class A, 3.78% 2008 (1)  (2)                        644              650
                                                                                                                   486,395


Commercial mortgage-backed securities  -  7.62%
Bear Stearns Commercial Mortgage Securities Inc.:
 Series 2002-HOME, Class A, 2.41% 2013 (1)  (2)                                                     7,915            7,915
 Series 1998-C1, Class A-1, 6.34% 2030                                                             15,720           16,905
 Series 1999-C1, Class X, interest only, 1.285% 2031 (1)  (2)                                      88,743            5,104
 Series 1999-C1, 5.91% 2031                                                                         4,372            4,662
CDC Securitization Corp., Series 1999-FL1, Class C, 3.08% 2007 (1)  (2)                             4,180            4,184
Chase Commercial Mortgage Securities Corp.:
 Series 1996-1, Class A-1, 7.60% 2005                                                                 470              497
 Series 1998-1, Class A-1, 6.34% 2030                                                               1,590            1,682
 Series 2000-1, Class A-1, 7.656% 2032                                                              1,795            2,004
Chase Manhattan Bank - First Union National Bank, Commercial Mortgage Trust,
Series 1999-1, Class A-2, 7.439% 2031                                                               5,000            5,739
Commercial Mortgage Acceptance Corp.:
 Series 1998-C2, Class A-1, 5.80% 2030                                                              2,839            2,992
 Series 1998-C1, Class A-1, 6.23% 2031                                                              1,357            1,453
CS First Boston Mortgage Securities Corp.:
 Series 2001-CF2, Class A-2, 5.935% 2034                                                            3,000            3,221
 Series 2002-CKP1, Class A-1, 4.627% 2035                                                           8,122            8,412
 Series 2001-CK6, Class A-2, 6.103% 2036                                                            5,000            5,406
 Series 2002-CKN2, Class A-1, 4.637% 2037                                                          12,293           12,669
 Series 1998-C1, Class A-1A, 6.26% 2040                                                             7,180            7,677
 Series 1998-C1, Class A-1B, 6.48% 2040                                                             4,000            4,400
 Series 1998-C1, Class C, 6.78% 2040                                                                6,450            6,979
Deutsche Mortgage & Asset Receiving Corp., Series 1998-C1, Class A-1, 6.22% 2031                    9,788           10,426
DLJ Commercial Mortgage Corp.:
 Series 1995-CF2, Class A-1B, 6.85% 2027 (1)                                                        9,119            9,464
 Series 1997-CF1, Class A-1A, 7.40% 2030 (1)                                                        1,296            1,352
 Series 1998-CF2, Class A-4, 6.90% 2031                                                             3,250            3,596
 Series 1999-CG1, Class A-1B, 6.46% 2032                                                            1,750            1,928
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-1, 5.585% 2034         9,522           10,037
GGP Mall Properties Trust, Series 2001-C1A, Class A-2, 5.007% 2011  (1)                             2,485            2,567
GMAC Commercial Mortgage Securities, Inc., Series 1997-C2, Class C, 6.91% 2029                      5,000            5,318
iStar Asset Receivables Trust, Series 2002-1, Class A-1, 2.071% 2017 (1)  (2)                       2,931            2,931
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC1,
Class A-2, 6.001% 2033                                                                              3,465            3,724
LB Commercial Mortgage Trust, Series 1998-C1:
 Class A-1, 6.33% 2030                                                                                898              925
 Class A-3, 6.48% 2030                                                                              3,544            3,891
LB-UBS Commercial Mortgage Trust:
 Series 2000-C3, Class A-2, 7.95% 2010                                                              1,750            2,072
 Series 2001-C7, Class A-3, 5.642% 2025                                                             4,907            5,199
Merrill Lynch Mortgage Investors, Inc.:
 Series 1995-C3, Class A-3, 7.065% 2025 (2)                                                           982            1,002
 Series 1997-C1, Class A-1, 6.95% 2029 (2)                                                            981            1,014
 Series 1998-C3, Class A-1, 5.65% 2030                                                              4,459            4,697
Morgan Stanley Capital I, Inc.:
 Series 1998-HF1, Class A-1, 6.19% 2007                                                             3,812            4,052
 Series 1998-HF2, Class A-1, 6.01% 2030                                                             5,361            5,729
 Series 1998-WF2, Class A-1, 6.34% 2030                                                             4,378            4,681
 Series 1999-FNV1, Class A-1, 6.12% 2031                                                            3,718            3,988
 Series 1999-FNV1, Class A-2, 6.53% 2031                                                            4,815            5,324
 Series 1999-FNV1, Class D, 7.03% 2031                                                              4,000            4,450
Morgan Stanley Dean Witter Capital I Trust: (3)
 Series 2002-HQ, Class A-1, 4.59% 2034                                                             15,529           16,011
 Series 2001-TOP5, Class A-3, 6.16% 2035                                                            5,125            5,571
Mortgage Capital Funding, Inc., Series 1998-MC1:
 Class A-2, 6.663% 2008                                                                             4,800            5,327
 Class A-1, 6.417% 2030                                                                            14,329           15,336
Nationslink Funding Corp., Series 1999-1, Class A-1, 6.042% 2031                                    4,452            4,771
Nomura Asset Securities Corp., Series 1998-D6, Class A-A1, 6.28% 2030                               6,168            6,619
Prudential Securities Secured Financing Corp., Series 1999-NRF1, Class C, 6.746% 2031               2,000            2,200
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-2, 6.428% 2035                 11,350           12,470
SMA Finance Co., Inc., Series 1998-C1, Class A-1, 6.27% 2032 (1)                                    6,776            6,836
Structured Asset Securities Corp., Series 1999-C3, Class H, 3.248% 2013 (1)  (2)                    2,850            2,855
                                                                                                                   278,264

Federal agency debentures  -  6.01%
Fannie Mae:
 6.50% 2004                                                                                        32,200           34,764
 6.00% 2005                                                                                         4,500            4,927
 7.125% 2005                                                                                       26,000           28,798
 4.75% 2007                                                                                        23,500           24,195
 6.00% 2008                                                                                        38,500           42,608
Federal Home Loan Banks 4.875% 2004                                                                11,030           11,507
Freddie Mac:
 5.00% 2004                                                                                        21,750           22,755
 7.00% 2005                                                                                         6,500            7,246
 5.25% 2006                                                                                        25,000           26,751
 5.75% 2009                                                                                         9,000            9,346
United States Government Guaranteed Ship Financing Obligations, Rowan
Companies, Inc. (Title XI) 5.88% 2012 (3)                                                           6,182            6,682
                                                                                                                   219,579



Collateralized mortgage obligations (privately originated)  (3)  -  1.80%
First Nationwide Trust, Series 1999-2, Class 1PA-1, 6.50% 2029                                      4,590            4,685
J.P. Morgan Residential Mortgage Acceptance Corp., Series 2002-R1, Class I-AI, 4.25% 2031 (1)       3,297            3,313
Paine Webber CMO, Series O, Class 5, 9.50% 2019                                                     1,068            1,192
PUMA Global Trust No.1, Class B, 2.37% 2033 (2)                                                     5,500            5,334
Residential Funding Mortgage Securities I, Inc., Series 1998-S17, Class M-1, 6.75% 2028             1,910            1,984
Security National Mortgage Loan Trust: (1)
 Series 2000-1, Class A-2, 8.75% 2024                                                               5,200            5,675
 Series 1999-1, Class B, 9.858% 2030                                                                1,274            1,319
Structured Asset Notes Transaction, Ltd., Series 1996-A, Class A-1, 7.156% 2003 (1)                 4,169            4,280
Structured Asset Securities Corp.: (2)
 Series 1998-RF1, Class A, 8.665% 2027 (1)                                                          8,925            9,648
 Series 1998-RF2, Class A, 8.515% 2027 (1)                                                          9,154            9,861
 Series 1999-RF1, Class A, 7.874% 2028 (1)                                                         13,453           14,223
 Series 1999-BC1, Class M2, 3.14% 2029                                                              4,062            4,094
                                                                                                                    65,608

Other - 0.44%
Taxable municipal bonds  -  0.25%
California Maritime Infrastructure Authority, Taxable Lease Revenue Bonds (San Diego Unified
Port District-South Bay Plant Acquisition), Series 1999,                                            8,990            9,216
                                                                                                                     9,216

Development authorities  -  0.19%
Corporacion Andina de Fomento 6.875% 2012                                                           3,200            3,321
International Bank for Reconstruction and Development 3.50% 2004                                    3,500            3,592
                                                                                                                     6,913


Total bonds & notes (cost: $3,091,370,000)                                                                       3,167,934



                                                                                                Principal           Market
                                                                                                   amount            value
Short-term securities                                                                               (000)            (000)

Corporate short-term notes  -  11.35%
Abbott Laboratories 1.70% due 9/17/2002 (1)                                                       $15,000          $14,988
BellSouth Corp. 1.70% due 9/6/2002 (1)                                                             13,405           13,401
Ciesco LP:
 1.77% due 9/9/2002 (1)                                                                            16,600           16,593
 1.73% due 10/11/2002                                                                              33,400           33,334
Corporate Asset Funding Co. Inc. 1.76% due 11/4/2002 (1)                                           25,000           24,919
Coca-Cola Co. 1.72% due 9/20/2002                                                                  36,400           36,365
General Dynamics Corp. 1.71% due 9/3/2002 (1)                                                      24,650           24,647
Household Finance Corp. 1.74% due 9/9/2002                                                         30,000           29,987
Johnson & Johnson 1.75% due 11/25/2002 (1)                                                         17,300           17,227
Kraft Foods Inc. 1.74% due 9/12/2002                                                               21,500           21,488
Motiva Enterprises LLC 1.70% due 9/19/2002                                                         20,000           19,982
Park Avenue Receivables Corp.: (1)
 1.78% due 10/2/2002                                                                               30,700           30,650
 1.71% due 10/4/2002                                                                               15,000           14,976
 1.75% due 11/19/2002                                                                              30,700           30,577
Pfizer Inc: (1)
 1.73% due 9/5/2002                                                                                10,000            9,998
 1.74% due 9/9/2002                                                                                15,400           15,393
 1.70% due 9/24/2002                                                                               20,000           19,977
Triple-A One Funding Corp.: (1)
 1.77% due 9/3/2002                                                                                26,600           26,596
 1.72% due 9/10/2002                                                                               13,400           13,394
                                                                                                                   414,492

Federal agency discount notes  -  0.45%
Fannie Mae:
 1.75% due 9/20/2002                                                                                1,940            1,938
 1.75% due 7/25/2003                                                                                6,000            5,906
Federal Home Loan Banks 1.75% due 12/4/2002                                                         8,600            8,561
                                                                                                                    16,405


Total short-term securities (cost: $430,902,000)                                                                   430,897


Total investment securities (cost: $3,522,272,000)                                                               3,598,831
Excess receivables over payables                                                                                    52,109

Net assets                                                                                                      $3,650,940

(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(2) Coupon rates may change periodically.
(3) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(4) Step bond; coupon rate will increase at a later date.
(5) Index-linked bond whose principal amount moves with a government retail price index.

See Notes to Financial Statements

Intermediate Bond Fund of America
Financial statements

Statement of assets and liabilities
at August 31, 2002
(dollars and shares in thousands, except per-share amounts)
Assets:
 Investment securities at market
  (cost: $3,522,272)                                                              $3,598,831
 Receivables for:
  Sales of investments                                             $2,057
  Sales of fund's shares                                           38,692
  Interest                                                         26,403         67,152
                                                                                  3,665,983
Liabilities:
 Payables for:
  Purchases of investments                                         2,875
  Repurchases of fund's shares                                     7,189
  Dividends on fund's shares                                       721
  Bank overdraft                                                   1,592
  Investment advisory services                                     895
  Services provided by affiliates                                  1,683
  Deferred Trustees' compensation                                  61
  Other fees and expenses                                          27             15,043
Net assets at August 31, 2002                                                     $3,650,940

Net assets consist of:
 Capital paid in on shares of beneficial interest                                 $3,682,839
 Distributions in excess of net investment income                                 (153)
 Accumulated net realized loss                                                    (108,305)
 Net unrealized appreciation                                                      76,559
Net assets at August 31, 2002                                                     $3,650,940

Shares of beneficial interest issued and outstanding - unlimited shares authorized
                                                                  Net assets      Shares outstanding    Net asset value per share
                                                                                                        (1)
Class A                                                           $3,070,945      222,424               $13.81
Class B                                                           205,382         14,876                13.81
Class C                                                           211,778         15,339                13.81
Class F                                                           103,941         7,528                 13.81
Class 529-A                                                       14,559          1,055                 13.81
Class 529-B                                                       3,489           253                   13.81
Class 529-C                                                       11,348          822                   13.81
Class 529-E                                                       756             55                    13.81
Class R-1                                                         141             10                    13.81
Class R-2                                                         918             66                    13.81
Class R-3                                                         501             36                    13.81
Class R-4                                                         267             19                    13.81
Class R-5                                                         26,915          1,949                 13.81
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and Class 529-A, for which the maximum offering prices per share were $14.35 for each.


See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2002
Investment income:
 Income:                                                                                      (dollars in thousands)
  Interest
  Interest                                                                        $130,036

 Fees and expenses:
  Investment advisory services                                    $7,946
  Distribution services                                           8,486
  Transfer agent services                                         2,145
  Administrative services                                         266
  Reports to shareholders                                         85
  Registration statement and prospectus                           288
  Postage, stationery and supplies                                204
  Trustees' compensation                                          18
  Auditing and legal                                              68
  Custodian                                                       45
  State and local taxes                                           26
  Other                                                           104
Total expenses before waiver                                      19,681
   Expenses waived                                                1               19,680
 Net investment income                                                            $110,356

Net realized loss and unrealized
 appreciation on investments:

 Net realized loss on investments                                                 (9,700)

 Net unrealized appreciation on investments                                       43,279

   Net realized loss and
    unrealized appreciation on investments                                        33,579

Net increase in net assets resulting
 from operations                                                                  143,935









Statement of changes in net assets                                 (dollars in      thousands)

                                                                   Year ended
                                                                   August 31,
                                                                   $2,002          $2,001
Operations:
 Net investment income                                             110,356         83,643

 Net realized loss (gain) on investments                           (9,700)         15,370

 Net unrealized appreciation on investments                        43,279          52,833
  Net increase in net assets
   resulting from operations                                       143,935         151,846


Dividends from net investment income paid to shareholders          (111,717)       (87,927)

Capital share transactions                                         1,910,227       349,334

Total increase in net assets                                       1,942,445       413,253

Net assets:
 Beginning of year                                                 1,708,495       1,295,242
 End of year (including distributions in excess of net
 investment income and undistributed net investment
 income of $(153) and $1,208,
  respectively)                                                    $3,650,940      $1,708,495



See Notes to Financial Statements

Notes to financial statements


1.       Organization and significant accounting policies

Organization - Intermediate Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income, consistent with preservation of capital, within certain guidelines for quality and maturity.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (classes 529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (classes R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
     Share class       Initial sales charge  Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------                           ---------------------------------
  Class A and Class         Up to 3.75%                 None                          None
        529-A
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class B and Class            None           Declines from 5% to zero  Class B and Class 529-B convert
        529-B                                  for redemptions within     to Class A and Class 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class C                 None          1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Class 529-C               None          1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Class 529-E               None                     None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class F and Class            None                     None                          None
        529-F*
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class R-1, Class R-2,          None                     None                          None
 Class R-3, Class R-4
    and Class R-5
---------------------------------------------------------------------------------------------------------
* As of August 31, 2002, there were no Class 529-F shares outstanding.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         Security valuation -Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity, the date the security is expected to be called or refunded by the issuer or the date at which the investor can redeem the security with the issuer. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Trustees.

         Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         Dividends and distributions to shareholders -Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; expenses deferred for tax and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of August 31, 2002, the cost of investment securities for federal income tax purposes was $3,524,408,000.

As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                 (dollars in
                                                 thousands)
Undistributed net investment income
                                                              629
Short-term and long-term capital loss deferrals
                                                        (106,170)
Gross unrealized appreciation                              93,587
Gross unrealized depreciation                            (19,164)

Short-term and long-term capital loss deferrals above include capital loss carryforwards of $34,099,000, $39,736,000, $7,050,000, $3,837,000, 7,139,000,
and $1,587,000 expiring in 2003, 2004, 2005, 2006, 2008 and 2009,  respectively.
which were reduced by the utilization of a capital loss carryforward of $3,351,000. The capital loss carryforwards will be used to offset any capital gains realized by the fund in the current year or in subsequent years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain. Also included are capital losses of $12,722,000, which were realized during the period November 1, 2001 through August 31, 2002.

The tax character of distributions paid was as follows (dollars in thousands):

Year ended August 31, 2002

                             Distributions from ordinary income Short-term capital  Distributions from         Total
Share class                             Net investment income   gains               long-term capital gains    distributions paid
Class A                                              $102,295      -                      -                     $102,295
Class B                                                 4,079      -                      -                        4,079
Class C                                                 3,147      -                      -                        3,147
Class F                                                 1,778      -                      -                        1,778
Class 529-A(1)                                            127      -                      -                          127
Class 529-B(1)                                             26      -                      -                           26
Class 529-C(1)                                             81      -                      -                           81
Class 529-E(1)                                              4      -                      -                            4
Class R-1(2)                                                1      -                      -                            1
Class R-2(2)                                                2      -                      -                            2
Class R-3(2)                                                1      -                      -                            1
Class R-4(2)                                                1      -                      -                            1
Class R-5(2)                                              175      -                      -                          175
Total                                                $111,717      -                      -                     $111,717

Year ended August 31, 2001
                             Distributions from ordinary income  Short-term          Distributions from         Total
Share class                             Net investment income    capital gains       long-term capital gains    distributions paid
Class A                                               $86,558       -                    -                      $86,558
Class B                                                   961       -                    -                          961
Class C(3)                                                186       -                    -                          186
Class F(3)                                                222       -                    -                          222
Total                                                 $87,927       -                    -                      $87,927

(1) Class 529-A, Class 529-B, Class 529-C and Class 529-E shares were offered beginning February 15, 2002.
(2) Class R-1, Class R-2, Class R-3, Class R-4 and Class R-5 shares were offered beginning May 15, 2002.
(3) Class C and Class F shares were offered beginning March 15, 2001.


3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.16% on such assets in excess of $3 billion. The agreement also provides for monthly fees, accrued daily, based on a declining series of annual rates beginning with 3.00% on the first $3,333,333 of the fund's monthly gross investment income and decreasing to 2.00% on such income in excess of $8,333,333. For the year ended August 31, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.332% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Trustees has approved expense amounts lower than plan limits.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.30%                             0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.30                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class B and Class 529-B                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class C, Class 529-C and Class R-1                           1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-E and Class R-3                                    0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class F, Class 529-F and Class R-4                           0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

         All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For Class A and Class 529-A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of August 31, 2002, unreimbursed expenses which remain subject to reimbursement totaled $3,330,000 and $5,000 for Class A and Class 529-A, respectively.

         Transfer agent services - The fund has a transfer agency agreement with AFS for Class A and Class B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described below.

         Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than Class A and Class B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agency services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for Class R-1, Class R-2, Class R-3 and Class R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Administrative services fees are presented gross of any payments made by CRMC.

         Expenses under the agreements previously described for the year ended August 31, 2002, were as follows (dollars in thousands):

-----------------------------------------------------------------------
  Share class      Distribution    Transfer agent    Administrative
                     services         services          services
-----------------------------------------------------------------------
    Class A           $6,449           $2,038        Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class B            1,043             107         Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class C             851                               $167





                                      Included
                                         in
                                   administrative
                                      services
----------------------------------                 --------------------
----------------------------------                 --------------------
    Class F             98                                  74
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-A           10                                  9
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-B            8                                  2
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-C           24                                  7
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-E            1                                  -*
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-1            -*                                  -*
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-2             1                                  1
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-3            -*                                  -*
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-4            -*                                  -*
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-5      Not applicable                            5
-----------------------------------------------------------------------
* Amount less than one thousand.

Deferred Trustees' compensation - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Trustees - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Year ended August 31, 2002

Share class                               Sales (1)             Reinvestments of dividends
                                             Amount      Shares                    Amount       Shares
Class A                                  $2,419,469     177,062                   $85,242        6,254
Class B                                     192,650      14,085                     3,454          253
Class C                                     235,117      17,211                     2,586          190
Class F                                     134,116       9,809                     1,514          111
Class 529-A(2)                               14,423       1,058                       125            9
Class 529-B(2)                                3,440         252                        26            2
Class 529-C(2)                               11,380         834                        79            6
Class 529-E(2)                                  746          55                         4           -*
Class R-1(3)                                    214          16                        -*           -*
Class R-2(3)                                    931          67                         2           -*
Class R-3(3)                                    625          45                         1           -*
Class R-4(3)                                    280          20                         1           -*
Class R-5(3)                                 27,030       1,972                        95            7
Total net increase (decrease) in fund    $3,040,421     222,486                   $93,129        6,832

Year ended August 31, 2001
Share class                               Sales (1)             Reinvestments of dividends
                                             Amount      Shares                    Amount       Shares
Class A                                    $801,787      59,545                   $71,414        5,315
Class B                                      50,565       3,742                       829           61
Class C(4)                                   23,570       1,735                       158           12
Class F(4)                                   31,145       2,296                       188           14
Total net increase (decrease) in fund      $907,067      67,318                   $72,589        5,402





                                          Repurchases (1)                    Net increase
                                                   Amount        Shares             Amount      Shares
Class A                                       ($1,088,298)      (79,811)        $1,416,413     103,505
Class B                                           (38,389)       (2,814)           157,715      11,524
Class C                                           (49,624)       (3,641)           188,079      13,760
Class F                                           (45,932)       (3,373)            89,698       6,547
Class 529-A(2)                                       (164)          (12)            14,384       1,055
Class 529-B(2)                                        (18)           (1)             3,448         253
Class 529-C(2)                                       (249)          (18)            11,210         822
Class 529-E(2)                                         -*            -*                750          55
Class R-1(3)                                          (75)           (6)               139          10
Class R-2(3)                                          (19)           (1)               914          66
Class R-3(3)                                         (127)           (9)               499          36
Class R-4(3)                                          (15)           (1)               266          19
Class R-5(3)                                         (413)          (30)            26,712       1,949
Total net increase (decrease) in fund         ($1,223,323)      (89,717)        $1,910,227     139,601

Year ended August 31, 2001
Share class                               Repurchases (1)                     Net increase
                                                   Amount        Shares             Amount      Shares
Class A                                         ($598,761)      (44,580)          $274,440      20,280
Class B                                           (11,265)         (835)            40,129       2,968
Class C(4)                                         (2,275)         (168)            21,453       1,579
Class F(4)                                        (18,021)       (1,329)            13,312         981
Total net increase (decrease) in fund           ($630,322)      (46,912)          $349,334      25,808

* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.
(2) Class 529-A, Class 529-B, Class 529-C and Class 529-E shares were offered beginning February 15, 2002.
(3) Class R-1, Class R-2, Class R-3, Class R-4 and Class R-5 shares were offered beginning May 15, 2002.
(4) Class C and Class F shares were offered beginning March 15, 2001.

5. Restricted securities

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of August 31, 2002, the total value of restricted securities was $768,426,000, which represents 21.05% of the net assets of the fund.

6. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,896,535,000 and $1,263,978,000, respectively, during the year ended August 31, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended August 31, 2002, the custodian fee of $45,000 was offset by this reduction, rather than paid in cash.


Financial Highlights                      (1)

                                                                     Income from investment operations (2)
                                                                                           Net
                                                Net asset                         gains(losses)
                                                    value,          Net           on securities   Total from
                                                 beginning    investment         (both realized    investment
                                                 of period        income        and unrealized)    operations
Class A:
 Year ended 8/31/2002                               $13.69         $0.64                  $0.14         $0.78
 Year ended 8/31/2001                                13.08          0.78                   0.65          1.43
 Year ended 8/31/2000                                13.01          0.78                   0.03          0.81
 Year ended 8/31/1999                                13.56          0.76                  (0.55)         0.21
 Year ended 8/31/1998                                13.42          0.83                   0.17          1.00
Class B:
 Year ended 8/31/2002                                13.69          0.55                   0.14          0.69
 Year ended 8/31/2001                                13.08          0.69                   0.65          1.34
 Period from 3/15/2000 to 8/31/2000                  13.01          0.25                   0.13          0.38
Class C:
 Year ended 8/31/2002                                13.69          0.53                   0.14          0.67
 Period from 3/15/2001 to 8/31/2001                  13.61          0.29                   0.10          0.39
Class F:
 Year ended 8/31/2002                                13.69          0.64                   0.14          0.78
 Period from 3/19/2001 to 8/31/2001                  13.60          0.32                   0.11          0.43
Class 529-A:
 Period from 2/19/2002 to 8/31/2002                  13.59          0.30                   0.23          0.53
Class 529-B:
 Period from 2/26/2002 to 8/31/2002                  13.58          0.24                   0.24          0.48
Class 529-C:
 Period from 2/19/2002 to 8/31/2002                  13.59          0.25                   0.23          0.48
Class 529-E:
 Period from 3/15/2002 to 8/31/2002                  13.43          0.24                   0.40          0.64
Class R-1:
 Period from 6/13/2002 to 8/31/2002                  13.63          0.09                   0.18          0.27
Class R-2:
 Period from 5/31/2002 to 8/31/2002                  13.61          0.11                   0.21          0.32
Class R-3:
 Period from 6/26/2002 to 8/31/2002                  13.69          0.09                   0.13          0.22
Class R-4:
 Period from 6/27/2002 to 8/31/2002                  13.66          0.09                   0.16          0.25
Class R-5:
 Period from 5/15/2002 to 8/31/2002                  13.52          0.18                   0.29          0.47



                                                 Dividends
                                                 (from net Distributions                     Net asset                Net assets,
                                                investment (from capital             Total   value, end       Total  end of period
                                                   income)        gains)     distributions    of period   return (3) (in millions)

Class A:
 Year ended 8/31/2002                             ($0.66)            -        ($0.66)      $13.81         5.89%      $3,071
 Year ended 8/31/2001                              (0.82)            -         (0.82)       13.69         11.23       1,628
 Year ended 8/31/2000                              (0.74)            -         (0.74)       13.08          6.47       1,290
 Year ended 8/31/1999                              (0.76)            -         (0.76)       13.01          1.55       1,535
 Year ended 8/31/1998                              (0.86)            -         (0.86)       13.56          7.68       1,459
Class B:
 Year ended 8/31/2002                              (0.57)            -         (0.57)       13.81          5.14         205
 Year ended 8/31/2001                              (0.73)            -         (0.73)       13.69         10.47          46
 Period from 3/15/2000 to 8/31/2000                (0.31)            -         (0.31)       13.08          3.63           5
Class C:
 Year ended 8/31/2002                              (0.55)            -         (0.55)       13.81          5.04         212
 Period from 3/15/2001 to 8/31/2001                (0.31)            -         (0.31)       13.69          2.92          22
Class F:
 Year ended 8/31/2002                              (0.66)            -         (0.66)       13.81          5.85         104
 Period from 3/19/2001 to 8/31/2001                (0.34)            -         (0.34)       13.69          3.24          13
Class 529-A:
 Period from 2/19/2002 to 8/31/2002                (0.31)            -         (0.31)       13.81          3.98          15
Class 529-B:
 Period from 2/26/2002 to 8/31/2002                (0.25)            -         (0.25)       13.81          3.58           3
Class 529-C:
 Period from 2/19/2002 to 8/31/2002                (0.26)            -         (0.26)       13.81          3.58          11
Class 529-E:
 Period from 3/15/2002 to 8/31/2002                (0.26)            -         (0.26)       13.81          4.79           1
Class R-1:
 Period from 6/13/2002 to 8/31/2002                (0.09)            -         (0.09)       13.81          2.02           -  (4)
Class R-2:
 Period from 5/31/2002 to 8/31/2002                (0.12)            -         (0.12)       13.81          2.34           1
Class R-3:
 Period from 6/26/2002 to 8/31/2002                (0.10)            -         (0.10)       13.81          1.58           1
Class R-4:
 Period from 6/27/2002 to 8/31/2002                (0.10)            -         (0.10)       13.81          1.87           -  (4)
Class R-5:
 Period from 5/15/2002 to 8/31/2002                (0.18)            -         (0.18)       13.81          3.49          27


                                                 Ratio of          Ratio of
                                                  expenses        net income
                                                to average        to average
                                                net assets        net assets

Class A:
 Year ended 8/31/2002                               0.76%             4.70%
 Year ended 8/31/2001                                0.81              5.78
 Year ended 8/31/2000                                0.83              6.06
 Year ended 8/31/1999                                0.75              5.69
 Year ended 8/31/1998                                0.76              6.09
Class B:
 Year ended 8/31/2002                                1.46              3.86
 Year ended 8/31/2001                                 1.5              4.85
 Period from 3/15/2000 to 8/31/2000                  0.69              2.14
Class C:
 Year ended 8/31/2002                                1.55              3.67
 Period from 3/15/2001 to 8/31/2001                  0.81              2.16
Class F:
 Year ended 8/31/2002                                0.79              4.47
 Period from 3/19/2001 to 8/31/2001                   0.4              2.43
Class 529-A:
 Period from 2/19/2002 to 8/31/2002                  0.91 (5)          4.11 (5)
Class 529-B:
 Period from 2/26/2002 to 8/31/2002                  1.64 (5)          3.38 (5)
Class 529-C:
 Period from 2/19/2002 to 8/31/2002                  1.63 (5)          3.36 (5)
Class 529-E:
 Period from 3/15/2002 to 8/31/2002                  0.51              1.73
Class R-1:
 Period from 6/13/2002 to 8/31/2002                  0.31 (6)          0.69
Class R-2:
 Period from 5/31/2002 to 8/31/2002                  0.37 (6)           0.8
Class R-3:
 Period from 6/26/2002 to 8/31/2002                   0.2 (6)          0.64
Class R-4:
 Period from 6/27/2002 to 8/31/2002                  0.13 (6)          0.68
Class R-5:
 Period from 5/15/2002 to 8/31/2002                  0.13              1.28






Year ended August 31
Portfolio turnover rate for all classes of shares
 2002         2001        2000       1999         1998

  59%          73%         48%        70%          79%



(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Years ended 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) Amount less than 1 million.
(5) Annualized.
(6) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees related to transfer agency services. Had CRMC not paid such fees, expense ratios would have been
    .38%, .48%, .25% and .16% for Class R-1, Class R-2, Class R-3 and Class R-4, respectively.
    Such expense ratios are the result of higher expenses during the start-up period and are not indicative of expense ratios expected in the future.

Independent Auditors' Report

To the Board of Trustees and Shareholders of Intermediate Bond Fund of America:

We have audited the accompanying statement of assets and liabilities of Intermediate Bond Fund of America (the "Fund"), including the investment portfolio, as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund of America as of August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
October 1, 2002


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 9% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

Since the information above is reported for the fund's fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2003 to determine the calendar year amounts to be included on their 2002 tax returns. Shareholders should consult their tax advisers.

                       INTERMEDIATE BOND FUND OF AMERICA

                                     Part B
                                Retirement Plan
                      Statement of Additional Information

                                November 1, 2002


This document is not a prospectus but should be read in conjunction with the current Retirement Plan Prospectus of Intermediate Bond Fund of America (the "fund" or "IBFA") dated November 1, 2002. The prospectus may be obtained from your investment dealer or financial adviser or by writing to the fund at the following address:

                       Intermediate Bond Fund of America
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                 (213) 486-9200

                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        6
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . .        9
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       20
Purchase, Exchange and Sale of Shares . . . . . . . . . . . . . . .       24
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       27
Class A Sales Charge Reductions . . . . . . . . . . . . . . . . . .       29
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       31
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       32
Shareholder Account Services and Privileges . . . . . . . . . . . .       33
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       34
General Information . . . . . . . . . . . . . . . . . . . . . . . .       34
Class A Share Investment Results and Related Statistics . . . . . .       36
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       38
Financial Statements




                   Intermediate Bond Fund of America - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


DEBT SECURITIES

..    The fund will invest substantially all of its assets (at least 80%) in bonds (bonds include any debt instrument and cash equivalents).
..    The fund will invest in debt securities rated A or better by Standard &
     Poor's Corporation or Moody's Investors Service, Inc. or unrated but determined to be of equivalent quality.

MATURITY

..    The fund's average effective maturity will be no longer than five years.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."


DEBT SECURITIES - Debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall.


U.S. TREASURY SECURITIES - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


U.S. AGENCY SECURITIES - U.S. agency securities include those securities issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Tennessee Valley Authority, and Federal Farm Credit Bank System.


                   Intermediate Bond Fund of America - Page 2

PASS-THROUGH SECURITIES - The fund may invest in various debt obligations backed by a pool of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.


"Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), FNMA and FHLMC, and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.


Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.


     "Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.


"Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.


"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the securities' effective maturities.


                   Intermediate Bond Fund of America - Page 3

INFLATION-INDEXED BONDS - The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities, and corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation adjusted principal value. For example, in a period of deflation, principal value will be adjusted downward, reducing the interest payable.


Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


The fund may also enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction is the sale of mortgage-backed or other


                   Intermediate Bond Fund of America - Page 4 securities together with a commitment to purchase similar, but not identical securities at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement. The fund intends to treat "roll" transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into "roll" transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" in Section 2(a)(23) of the Investment Company Act of 1940, as amended. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's Board of Trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


INVESTING IN VARIOUS COUNTRIES - The fund may only invest in non-U.S. securities that are U.S. dollar-denominated and are in the three highest rating categories. Accordingly, the risks described below are substantially lessened.


Investing outside the U.S. involves special risks, caused by, among other things: fluctuating local currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation and greater market volatility. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.


CASH AND CASH EQUIVALENTS - These include: (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)),
(ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


VARIABLE AND FLOATING RATE OBLIGATIONS - The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated


                   Intermediate Bond Fund of America - Page 5 intervals, based on the then current market rates of interest. Variable and floating rate obligations permit the fund to "lock in" the current interest rate for only the period until the next scheduled rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.


ADJUSTMENT OF MATURITIES - The Investment Adviser seeks to anticipate movements in interest rates and adjusts the maturity distribution of the portfolio accordingly. Keeping in mind the fund's objective, the Investment Adviser will increase the fund's exposure to price volatility only when it appears likely to increase current income without undue risk to capital.


LOANS OF PORTFOLIO SECURITIES - The fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the Investment Adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 33 1/3% of the value of its total assets, measured at the time any such loan is made. There is no current intent to engage in this investment practice over the next 12 months.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved, although the price usually includes a profit to the dealer.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio was replaced once per year. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal periods.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended ("1940 Act"), as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment


                   Intermediate Bond Fund of America - Page 6 restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


These restrictions provide that the fund may not:


1. Purchase any security (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities ("U.S. government securities") if, immediately after and as a result of such investment, more than 5% of the value of the fund's total assets would be invested in securities of the issuer;

 2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to U.S. government securities;

 3.  Invest in companies for the purpose of exercising control or management;

 4. Knowingly purchase securities of other managed investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

 5. Buy or sell real estate or commodities or commodity contracts in the ordinary course of its business; however, the fund may purchase or sell readily marketable debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts;

 6. Acquire securities subject to contractual restrictions preventing their ready disposition or enter into repurchase agreements or purchase time deposits maturing in more than seven days if, immediately after and as a result, the value of illiquid securities held by the fund would exceed, in the aggregate, 10% of the value of the fund's total assets;

 7. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

 8. Make loans, except that this does not prevent the fund from purchasing marketable debt securities and entering into repurchase agreements or making loans of portfolio securities;

 9. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

10. Purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

11. Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, except that the fund may enter into reverse repurchase agreements, provided that the fund will limit its aggregate borrowings to no more than one-third of its total assets;

12. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the sale of securities pursuant to a reverse repurchase agreement;


                   Intermediate Bond Fund of America - Page 7

13. Purchase or retain the securities of any issuer, if those individual officers and Trustees of the fund, its investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

14. Invest in interests in oil, gas, or other mineral exploration or development programs;

15. Invest more than 5% of its total assets in warrants which are unattached to securities;

16.  Write, purchase or sell puts, calls or combinations thereof;

17. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation.

A further investment policy of the fund, which may be changed by action of the Board of Trustees without shareholder approval, is that the fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer. With respect to Investment Restriction #15, investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the fund's net assets, with no more than 2% being unlisted on the New York or American Stock Exchanges. (Warrants acquired by the fund in units or attached to securities may be deemed to be without value.)


Notwithstanding Investment Restriction #4, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by the Trustees pursuant to an exemptive order granted by the Securities and Exchange Commission. For purposes of Investment Restriction #6, the fund will not invest more than 15% of its net assets in illiquid securities.


                   Intermediate Bond Fund of America - Page 8

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

                                    YEAR FIRST                                       NUMBER OF BOARDS
                        POSITION     ELECTED                                          WITHIN THE FUND      OTHER DIRECTORSHIPS/3/
                        WITH THE    A TRUSTEE      PRINCIPAL OCCUPATION(S) DURING   COMPLEX/2/ ON WHICH             HELD
     NAME AND AGE         FUND    OF THE FUND/1/            PAST 5 YEARS              TRUSTEE SERVES             BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
 Richard G. Capen,       Trustee       1999        Corporate Director and author;           14            Carnival Corporation
 Jr.                                               former United States
 Age: 68                                           Ambassador
                                                   to Spain; former Vice
                                                   Chairman,
                                                   Knight Ridder, Inc.; former
                                                   Chairman and Publisher, The
                                                                           ---
                                                   Miami
                                                   -----
                                                   Herald
                                                   ------
-----------------------------------------------------------------------------------------------------------------------------------
 H. Frederick            Trustee       1993        Private investor; former                 19            Ducommun Incorporated;
 Christie                                          President                                              IHOP Corporation;
 Age: 69                                           and Chief Executive Officer,                           Southwest Water Company;
                                                   The                                                    Valero L.P.
                                                   Mission Group (non-utility
                                                   holding
                                                   company subsidiary of Southern
                                                   California Edison Company)
-----------------------------------------------------------------------------------------------------------------------------------
 Diane C. Creel          Trustee       1994        CEO and President, The Earth             12            Allegheny Technologies;
 Age: 53                                           Technology Corporation                                 BF Goodrich;
                                                   (international consulting                              Teledyne Technologies
                                                   engineering)
-----------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton           Trustee       1993        Managing Director, Senior                16            None
 Age: 67                                           Resource Group LLC
                                                   (development
                                                   and management of senior
                                                   living
                                                   communities)
-----------------------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller       Trustee       1994        President, Fuller Consulting             14            None
 Age: 56                                           (financial management
                                                   consulting
                                                   firm)
-----------------------------------------------------------------------------------------------------------------------------------
 Richard G. Newman       Trustee       1993        Chairman and CEO, AECOM                  13            Southwest Water Company
 Age: 67                                           Technology Corporation
                                                   (engineering, consulting and
                                                   professional services)
-----------------------------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez        Trustee       1999        Principal, The Sanchez Family            12            None
 Age: 59                                           Corporation dba McDonald's
                                                   Restaurants (McDonald's
                                                   licensee)
-----------------------------------------------------------------------------------------------------------------------------------




                   Intermediate Bond Fund of America - Page 9

                                                     PRINCIPAL OCCUPATION(S) DURING
                                      YEAR FIRST            PAST 5 YEARS AND
                                       ELECTED               POSITIONS HELD            NUMBER OF BOARDS
                       POSITION       A TRUSTEE         WITH AFFILIATED ENTITIES        WITHIN THE FUND     OTHER DIRECTORSHIPS/3/
                       WITH THE     AND/OR OFFICER    OR THE PRINCIPAL UNDERWRITER    COMPLEX/2/ ON WHICH            HELD
   NAME AND AGE          FUND       OF THE FUND/1/            OF THE FUND               TRUSTEE SERVES            BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES/4,5/
-----------------------------------------------------------------------------------------------------------------------------------
 Abner D.             Vice               1987        Senior Vice President and                12            None
 Goldstine            Chairman                       Director,
 Age: 72              and Trustee                    Capital Research and
                                                     Management
                                                     Company
-----------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga,       Chairman of        1987        Executive Vice President and             17            None
 Jr.                  the Board                      Director, Capital Research and
 Age: 53              and Trustee                    Management Company; Director,
                                                     American Funds Distributors,
                                                     Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 John H. Smet         President,         1993        Senior Vice President, Capital            2            None
 Age: 46              PEO and                        Research and Management
                      Trustee                        Company
-----------------------------------------------------------------------------------------------------------------------------------





                  Intermediate Bond Fund of America - Page 10

                                                                                     PRINCIPAL OCCUPATION(S) DURING
                               POSITION          YEAR FIRST ELECTED                 PAST 5 YEARS AND POSITIONS HELD
                               WITH THE              AN OFFICER                         WITH AFFILIATED ENTITIES
     NAME AND AGE               FUND/1/            OF THE FUND/1/               OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Michael J. Downer          Vice President              1994          Vice President and Secretary, Capital Research and
 Age: 47                                                              Management Company; Secretary, American Funds
                                                                      Distributors, Inc.*; Director, Capital Bank and Trust
                                                                      Company*
-----------------------------------------------------------------------------------------------------------------------------------
 Julie F. Williams             Secretary                1987          Vice President - Fund Business Management Group, Capital
 Age: 54                                                              Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Anthony W. Hynes,             Treasurer                1993          Vice President - Fund Business Management Group, Capital
 Jr.                                                                  Research and Management Company
 Age: 39
-----------------------------------------------------------------------------------------------------------------------------------
 Kimberly S. Verdick      Assistant Secretary           1994          Assistant Vice President - Fund Business Management Group,
 Age: 38                                                              Capital Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Susi M. Silverman        Assistant Treasurer           2001          Vice President - Fund Business Management Group, Capital
 Age: 32                                                              Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------



* Company affiliated with Capital Research and Management Company.

1 Trustees and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 This includes all directorships (other than those in the American Funds Group) that are held by each trustee as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities
  (including the fund's principal underwriter).
5 All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.

THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET - 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                  Intermediate Bond Fund of America - Page 11

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2001


                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY TRUSTEE
-------------------------------------------------------------------------------
 "NON-INTERESTED" TRUSTEES
-------------------------------------------------------------------------------
 Richard J. Capen, Jr.         Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 H. Frederick Christie              None                   Over $100,000
-------------------------------------------------------------------------------
 Diane C. Creel                 $1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 Martin Fenton                  $1 - $10,000               Over $100,000
-------------------------------------------------------------------------------
 Leonard R. Fuller              $1 - $10,000            $50,001 - $100,000
-------------------------------------------------------------------------------
 Richard G. Newman              $1 - $10,000               Over $100,000
-------------------------------------------------------------------------------
 Frank M. Sanchez               $1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES/2/
-------------------------------------------------------------------------------
 Abner D. Goldstine            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.             $1 - $10,000               Over $100,000
-------------------------------------------------------------------------------
 John H. Smet                       None                       None
-------------------------------------------------------------------------------



1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "interested" trustees include shares owned through The Capital Group Companies, Inc.
  retirement plan and 401(k) plan.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital
  Research and Management Company, or its affiliated entities (including the fund's principal underwriter).

TRUSTEE COMPENSATION PAID DURING THE FISCAL YEAR ENDED AUGUST 31, 2002

No compensation is paid by the fund to any officer or Trustee who is a director, officer or employee of the Investment Adviser or its affiliates. The fund pays annual fees of $3,000 to Trustees who are not affiliated with the Investment Adviser, plus $210 for each Board of Trustees meeting attended; $2,520 per Contracts Committee meeting attended; and $1,000 per Audit and Nominating Committee meeting attended. Certain of the fund's Trustees may also serve as Committee members for other American Funds whose Committees meet jointly with those of the fund. Accordingly, the Committee fees are allocated among the funds participating in the meetings.


No pension or retirement benefits are accrued as part of fund expenses. The Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Trustees who are not affiliated with the Investment Adviser.


                  Intermediate Bond Fund of America - Page 12

                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 Richard J. Capen,               $3,548/3/                        $ 95,490/3/
 Jr.
------------------------------------------------------------------------------------------
 H. Frederick                    $3,548/3/                        $218,990/3/
 Christie
------------------------------------------------------------------------------------------
 Diane C. Creel                  $3,880/3/                        $ 53,955/3/
------------------------------------------------------------------------------------------
 Martin Fenton                   $3,880/3/                        $199,955/3/
------------------------------------------------------------------------------------------
 Leonard R. Fuller               $3,548/3/                        $116,573/3/
------------------------------------------------------------------------------------------
 Richard G. Newman               $3,880                           $132,455
------------------------------------------------------------------------------------------
 Frank M. Sanchez                $3,880                           $ 53,955
------------------------------------------------------------------------------------------




1 Amounts may be deferred by eligible Trustees under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustees.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.

3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2002 fiscal year for participating Trustees is as follows: Richard G. Capen, Jr. ($7,175), H. Frederick Christie ($10,893), Diane C. Creel ($10,654), Martin Fenton ($14,802) and Leonard R. Fuller ($17,842). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Trustees.

As of October 1, 2002, the officers and Trustees of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


FUND ORGANIZATION AND THE BOARD OF TRUSTEES

The fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust on December 7, 1987. All fund operations are supervised by the fund's Board of Trustees which meets periodically and performs duties required by applicable state and federal laws.


Massachusetts common law provides that a Trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a Trustee in accordance with that fiduciary duty. Generally, a Trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.


Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund has several different classes of shares, including Class A, R-1, R-2, R-3, R-4 and R-5 shares. Class R shares are generally only available to employer-sponsored retirement plans.


The shares of each class represent an interest in the same investment portfolio. Each class has


                  Intermediate Bond Fund of America - Page 13 pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Trustees and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


COMMITTEES OF THE BOARD OF TRUSTEES

The fund has an Audit Committee comprised of Diane C. Creel, Martin Fenton, Richard G. Newman and Frank M. Sanchez, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee oversees the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent auditors and the full Board of Trustees. Two Audit Committee meetings were held during the 2002 fiscal year.


The fund has a Contracts Committee comprised of Richard G. Capen, Jr., H. Frederick Christie, Diane C. Creel, Martin Fenton, Leonard R. Fuller, Richard G. Newman and Frank M. Sanchez, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its Investment Adviser or the Investment Adviser's affiliates, such as the investment advisory and service agreement, principal underwriting agreement, and plans of distribution under rule 12b-1, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Trustees on these matters. One Contracts Committee meeting was held during the 2002 fiscal year.


The fund has a Nominating Committee comprised of Richard G. Capen, Jr., H. Frederick Christie, Diane C. Creel, Martin Fenton, Leonard R. Fuller, Richard G. Newman and Frank M. Sanchez, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. The Committee also evaluates, selects and nominates candidates for independent trustees to the full Board of Trustees. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, c/o the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of


                  Intermediate Bond Fund of America - Page 14 the prospective nominee for consideration of his or her name by the Committee. One Nominating Committee meeting was held during the 2002 fiscal year.


INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until October 31, 2003, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


In determining whether to renew the Agreement each year, the Contracts Committee of the Board of Trustees evaluates information provided by the Investment Adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Trustees. At its most recent meeting, the Committee reviewed and considered a number of factors in recommending renewal of the existing Agreement, including the quality of services provided to the fund, fees and expenses borne by the fund, financial results of the Investment Adviser, and comparative data for other mutual funds.


In reviewing the quality of services provided to the fund, the Committee noted that the fund's results lagged many of the funds in its peer group but were better than those of the group for the five- and ten-year periods ended July 31, 2002. In discussing the fund's results during 2001, it was observed that although the fund's results slightly lagged the funds in its peer group, the fund's portfolio maintained its high credit quality, which is important in trying to preserve capital. The Committee also considered the quality and depth of the Investment Adviser's organization in general and of the investment professionals currently providing services to the fund.


                  Intermediate Bond Fund of America - Page 15

In reviewing the fees and expenses borne by the fund, the Committee noted, among other things, that the fund's advisory fees and its total expenses over various periods as a percentage of its average net assets continue to decline relative to its peer group. Based on their review, the Committee and the Board concluded that the advisory fees and other expenses of the fund are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying such fees and expenses.


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to Trustees unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


The management fee is based upon the net assets of the fund and monthly gross investment income. Gross investment income is determined in accordance with generally accepted accounting principles and does not include gains or losses from sales of capital assets.


The management fee is based on the following rates and daily net asset levels:


                                NET ASSET LEVEL

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------
         0.30%                 $            0             $   60,000,000
------------------------------------------------------------------------------
         0.21                      60,000,000              1,000,000,000
------------------------------------------------------------------------------
         0.18                   1,000,000,000              3,000,000,000
------------------------------------------------------------------------------
         0.16                   3,000,000,000
------------------------------------------------------------------------------


The agreement also provides for fees based on monthly gross investment income at the following rates:


                            MONTHLY GROSS INVESTMENT

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------
         3.00%                   $        0                 $3,333,333
------------------------------------------------------------------------------
         2.50                     3,333,333                  8,333,333
------------------------------------------------------------------------------
         2.00                     8,333,333
------------------------------------------------------------------------------

                                     INCOME



                  Intermediate Bond Fund of America - Page 16

Assuming net assets of $1.5 billion and gross investment income levels of 6%, 7%, 8%, 9% and 10%, management fees would be 0.37%, 0.39%, 0.41%, 0.43% and
0.45%, respectively.


The Investment Adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


For the fiscal year ended August 31, 2002, the Investment Adviser received $4,646,000 for the basic management fee (based on a percentage of the net assets of the fund as expressed above) plus $3,300,000 (based on a percentage of the fund's gross income as expressed above), for a total fee of $7,946,000. For the fiscal years ended 2001 and 2000, management fees paid by the fund amounted to $5,549,000 and $5,452,000, respectively.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser relating to the fund's R share classes will continue in effect until October 31, 2003, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Trustees who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Trustees who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the fund's R share classes. The Investment Adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties providing such services. During the start-up period for Class R-1, Class R-2, Class R-3 and Class R-4 shares, the Investment Adviser has agreed to pay a portion of these fees. For the year ended August 31, 2002, the total fees absorbed by the Investment Adviser were $1,000.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the


                  Intermediate Bond Fund of America - Page 17 annual rate of 0.15% of the average daily net assets for each R share class except Class R-5 shares. For Class R-5 shares, the administrative fee is paid monthly, accrued daily and calculated at the annual rate of 0.10% of the average daily net assets of Class R-5 shares.


During the fiscal period ended 2002, administrative services fees, gross of any payments made by the Investment Adviser, were:


                                                        ADMINISTRATIVE SERVICES FEE
-----------------------------------------------------------------------------------------
                   CLASS R-1                                      $  207
-----------------------------------------------------------------------------------------
                   CLASS R-2                                         561
-----------------------------------------------------------------------------------------
                   CLASS R-3                                         228
-----------------------------------------------------------------------------------------
                   CLASS R-4                                          94
-----------------------------------------------------------------------------------------
                   CLASS R-5                                       5,000
-----------------------------------------------------------------------------------------



PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell the shares.


Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                COMMISSIONS,        ALLOWANCE OR
                                                                   REVENUE          COMPENSATION
                                              FISCAL YEAR     OR FEES RETAINED       TO DEALERS
----------------------------------------------------------------------------------------------------
                 CLASS A                         2002            $3,306,000          $12,668,000
                                                 2001             1,300,000            4,972,000
                                                 2000             1,036,000            4,139,000
----------------------------------------------------------------------------------------------------


The fund has adopted Plans of Distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Trustees and separately by a majority of the Trustees who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include: shareholder services; savings to the fund in transfer agency


                  Intermediate Bond Fund of America - Page 18 costs; savings to the fund in advisory fees and other expenses; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of trustees who are not "interested persons" of the fund are committed to the discretion of the trustees who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Trustees.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Trustees has approved the category of expenses for which payment is being made: (i) for Class A shares, up to 0.30% of its average daily net assets attributable to Class A shares; (ii) for Class R-1 shares, 1.00% of its average daily net assets attributable to Class R-1 shares; (iii) for Class R-2 shares, up to 1.00% of its average daily net assets attributable to Class R-2 shares; (iv) for Class R-3 shares, up to 0.75% of its average daily net assets attributable to Class R-3 shares; and (v) for Class R-4 shares, up to 0.50% of its average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.


For Class A shares: (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under the fund's Class A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares, in excess of the Class A Plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable. As of August 31, 2002, unreimbursed expenses which remain subject to reimbursement under the Plan for Class A shares totaled $3,330,000.


For Class R-1 shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class R-2 shares: currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-3 shares: currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.



                  Intermediate Bond Fund of America - Page 19

For Class R-4 shares, currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers.


During the 2002 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:


                               12B-1 EXPENSES            12B-1 LIABILITY
                                  ACCRUED                  OUTSTANDING
------------------------------------------------------------------------------
        CLASS A                  $6,449,000                  $997,000
------------------------------------------------------------------------------
       CLASS R-1                        365                       126
------------------------------------------------------------------------------
       CLASS R-2                        491                       363
------------------------------------------------------------------------------
       CLASS R-3                        199                       142
------------------------------------------------------------------------------
       CLASS R-4                         69                        56
------------------------------------------------------------------------------



OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently, these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments are based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or


                  Intermediate Bond Fund of America - Page 20 more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is the interest of shareholders to distribute a lesser amount.


The following information may not apply to you if you hold fund shares in a non-taxable account, such as a qualified retirement plan. Please see your tax adviser for more information.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class. Dividends and capital gains distributed by the fund to a retirement plan currently are not taxable.


     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the


                  Intermediate Bond Fund of America - Page 21 taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain


                  Intermediate Bond Fund of America - Page 22 realized on disposition of a security held less than one year is treated as a short-term capital gain.


     Dividend and interest income received by the fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION - In January of each year, individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund. Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


                  Intermediate Bond Fund of America - Page 23

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                     PURCHASE, EXCHANGE AND SALE OF SHARES

PURCHASES - Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.


Class R shares are generally only available to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares are also generally only available to retirement plans where plan level or omnibus accounts (i.e., no participant accounts) are held on the books of a fund. In addition, Class R-5 shares are generally only available to retirement plans with at least $1 million or more in plan assets. Class R shares are generally not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and CollegeAmerica accounts.


                  Intermediate Bond Fund of America - Page 24

Eligible retirement plans may generally open an account and purchase Class A and R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in the fund's prospectus and statement of additional information) authorized to sell the fund's shares. Additional shares may be purchased through a plan's administrator or recordkeeper.


THE FUND AND THE PRINCIPAL UNDERWRITER RESERVE THE RIGHT TO REJECT ANY PURCHASE
 ORDER.

EXCHANGES - Shares of the fund generally may be exchanged into shares of the same class of other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of Class A shares from the money market funds purchased without a sales charge generally will be subject to the appropriate sales charge, unless the money market fund shares were acquired by an exchange from a fund having a sales charge.


Shares may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. EXCHANGE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


SALES - Shares of the fund may be sold by contacting your plan administrator or recordkeeper. Shares are sold at the net asset value next determined after the request is received in good order by the Transfer Agent, dealer or any of their designees.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


Proceeds from a redemption or a dividend or capital gain distribution may be reinvested without a sales charge in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Proceeds will be reinvested in the same share class from which the original redemption or distribution was made. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after the request is received and accepted by the Transfer Agent.


                  Intermediate Bond Fund of America - Page 25

FUND NUMBERS - Here are the fund numbers for use when making share transactions:

                                                                                              FUND NUMBERS
                                                                                ------------------------------------------
                                                                                CLASS  CLASS  CLASS  CLASS  CLASS   CLASS
FUND                                                                              A     R-1    R-2    R-3    R-4     R-5
--------------------------------------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    002   2102   2202   2302   2402    2502
American Balanced Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    011   2111   2211   2311   2411    2511
American Mutual Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    003   2103   2203   2303   2403    2503
Capital Income Builder/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    012   2112   2212   2312   2412    2512
Capital World Growth and Income Fund/SM/  . . . . . . . . . . . . . . . . . .    033   2133   2233   2333   2433    2533
EuroPacific Growth Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    016   2116   2216   2316   2416    2516
Fundamental Investors/SM/ . . . . . . . . . . . . . . . . . . . . . . . . . .    010   2110   2210   2310   2410    2510
The Growth Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    005   2105   2205   2305   2405    2505
The Income Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    006   2106   2206   2306   2406    2506
The Investment Company of America/(R)/  . . . . . . . . . . . . . . . . . . .    004   2104   2204   2304   2404    2504
The New Economy Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    014   2114   2214   2314   2414    2514
New Perspective Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    007   2107   2207   2307   2407    2507
New World Fund/SM/  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    036   2136   2236   2336   2436    2536
SMALLCAP World Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . . .    035   2135   2235   2335   2435    2535
Washington Mutual Investors Fund/SM/  . . . . . . . . . . . . . . . . . . . .    001   2101   2201   2301   2401    2501
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/ . . . . . . . . . . . . . . . .    040    N/A    N/A    N/A    N/A    2540
American High-Income Trust/SM/  . . . . . . . . . . . . . . . . . . . . . . .    021   2121   2221   2321   2421    2521
The Bond Fund of America/SM/  . . . . . . . . . . . . . . . . . . . . . . . .    008   2108   2208   2308   2408    2508
Capital World Bond Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    031   2131   2231   2331   2431    2531
Intermediate Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . . .    023   2123   2223   2323   2423    2523
Limited Term Tax-Exempt Bond Fund of America/SM/  . . . . . . . . . . . . . .    043    N/A    N/A    N/A    N/A    2543
The Tax-Exempt Bond Fund of America/(R)/  . . . . . . . . . . . . . . . . . .    019    N/A    N/A    N/A    N/A    2519
The Tax-Exempt Fund of California/(R)/* . . . . . . . . . . . . . . . . . . .    020    N/A    N/A    N/A    N/A    2520
The Tax-Exempt Fund of Maryland/(R)/* . . . . . . . . . . . . . . . . . . . .    024    N/A    N/A    N/A    N/A    2524
The Tax-Exempt Fund of Virginia/(R)/* . . . . . . . . . . . . . . . . . . . .    025    N/A    N/A    N/A    N/A    2525
U.S. Government Securities Fund/SM/ . . . . . . . . . . . . . . . . . . . . .    022   2122   2222   2322   2422    2522
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . . . . . . . . . . . . . . . . . .    009   2109   2209   2309   2409    2509
The Tax-Exempt Money Fund of America/SM/  . . . . . . . . . . . . . . . . . .    039    N/A    N/A    N/A    N/A    2539
The U.S. Treasury Money Fund of America/SM/ . . . . . . . . . . . . . . . . .    049   2149   2249   2349   2449    2549
___________
*Available only in certain states.



                  Intermediate Bond Fund of America - Page 26

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)


                                                                                             DEALER
                                                                     SALES CHARGE AS       COMMISSION
                                                                    PERCENTAGE OF THE:    AS PERCENTAGE
                                                                    ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                                              NET AMOUNT  OFFERING     OFFERING
                                                                   -INVESTED-   PRICE         PRICE
------------------------------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .                                  6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .                                  5.26       5.00          4.25
$50,000 but less than $100,000. .                                    4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .                                   3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .                                    3.63       3.50          2.75
$250,000 but less than $500,000 .                                    2.56       2.50          2.00
$500,000 but less than $750,000 .                                    2.04       2.00          1.60
$750,000 but less than $1 million                                    1.52       1.50          1.20
$1 million or more . . . . . . . .                                   none       none      see below
--------------------------------------------------------------------------------------------------------



CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC.


403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.


                  Intermediate Bond Fund of America - Page 27

In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) current and retired registered investment advisers, with respect to accounts established while active, registered with the Principal Underwriter, or full-time employees (and their spouses, parents, and children) of registered investment advisers registered with the Principal Underwriter and plans for such persons;

(4) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(5)  insurance company separate accounts;

(6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

(8) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, as determined by a Vice President or more senior officer of the Capital Research and Management Company Fund Administration Unit; and

(9) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts of $1 million or more (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on investments in Class A shares are paid at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on


                  Intermediate Bond Fund of America - Page 28 amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class R-1 shares, annual asset-based compensation of 1.00% is paid by the Principal Underwriter to dealers who sell Class R-1 shares.


For Class R-2 shares, annual asset-based compensation of 0.75% is paid by the Principal Underwriter to dealers who sell Class R-2 shares.


For Class R-3 shares, annual asset-based compensation of 0.50% is paid by the Principal Underwriter to dealers who sell Class R-3 shares.


For Class R-4 shares, annual asset-based compensation of 0.25% is paid by the Principal Underwriter to dealers who sell Class R-4 shares.


No dealer compensation is paid on sales of Class R-5 shares. The fund has not adopted a plan for Class R-5 shares; accordingly no 12b-1 fee is paid from Class R-5 assets.


                        CLASS A SALES CHARGE REDUCTIONS

REDUCING YOUR CLASS A SALES CHARGE - You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.


                  Intermediate Bond Fund of America - Page 29

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below) may be credited toward satisfying the Statement.

     During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Individual purchases by a trustee(s) or other fiduciary(ies) may be aggregated if the investments are:

     .for a fiduciary account, including employee benefit plans other than individual-type employee benefit plans, such as an IRA, 403(b) plan (except as described below), or single-participant Keogh-type plan;

     .
          made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above; or

     .for participant accounts of a 403(b) plan that are treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be


                  Intermediate Bond Fund of America - Page 30 aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described under the aggregation policy, you may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.


An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in: i) Class A shares at net asset value; ii) Class A shares subject to the applicable initial sales charge; iii) Class B shares; iv) Class C shares; or v) Class F shares. Plan assets invested in Class A shares with a sales charge, B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.


Plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above).


IRA rollovers that do not indicate which share class plan assets should be invested in and which do not have an adviser associated with the account will be invested in Class F shares. Additional plan assets may be rolled into the account holding F shares; however, subsequent contributions will not be allowed to be invested in F shares.


                  Intermediate Bond Fund of America - Page 31

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by authority of the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets. The fund's Board has delegated the obligation to make fair valuation determinations


                  Intermediate Bond Fund of America - Page 32 to a Valuation Committee established by the fund's Investment Adviser. The Board receives regular reports describing fair valued securities and the methodologies used.


The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations are valued in good faith by the Valuation Committee based upon what the fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the "fair value" to be assigned to a particular security, including, without limitation, the type of security and size of the holding, the existence of contractual or legal restrictions on resale, any relevant financial or business developments affecting the issuer or its business prospects, similar or related securities that are more actively traded, and changes in overall market conditions. The Valuation Committee employs additional fair value procedures to address issues related to investing substantial portions of fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If events occur after the close of a market (and before the close of the New York Stock Exchange, when these funds' net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices will be made to reflect these events. Events of this type could include earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets);


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Trustees.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, and purchases through certain retirement plans, will be confirmed at least quarterly.


REDEMPTION OF SHARES - The fund's Declaration of Trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Trustees of the fund may from time to time adopt.


                  Intermediate Bond Fund of America - Page 33

SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent. Certificates are not available for the R share classes.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


The fund is required to disclose information regarding investments in the securities of broker-dealers (or parent companies of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, J.P. Morgan Securities, Inc. was among the top 10 dealers that received the largest amount of brokerage commissions and that acted as principal in portfolio transactions. The fund held debt securities of J.P. Morgan Chase & Co. in the amount of $3,671,000 as of the close of its most recent fiscal year.


Brokerage   commissions  paid  on  portfolio   transactions,   including  dealer
concessions on underwritings, if applicable, for the fiscal years ended August 31, 2002, 2001 and 2000, amounted to $1,646,000, $766,000 and $601,000, respectively. The volume of securities subject to dealer concessions purchased by the fund increased during the 2002 fiscal year, resulting in an increase in brokerage commissions paid on portfolio transactions.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing


                  Intermediate Bond Fund of America - Page 34 agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $2,038,000 for Class A shares for the 2002 fiscal year.


INDEPENDENT AUDITORS - Deloitte & Touche LLP, Two California Plaza, 350 South Grand Avenue, Suite 200, Los Angeles, CA 90071, serves as the fund's independent auditors providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent auditors is reviewed and determined annually by the Board of Trustees.


INDEPENDENT LEGAL COUNSEL - Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, CA 90071, currently serves as counsel for the fund, and for Trustees who are not interested persons (as defined under the 1940 Act) of the fund. Certain legal matters in connection with the shares of beneficial interest offered by the prospectus have been passed upon for the fund by Paul, Hastings, Janofsky & Walker LLP. Counsel does not currently provide legal services to the fund's investment adviser or any of its affiliates. The selection of the fund's "independent legal counsel" will be determined annually by the independent trustees of the fund as prescribed by the 1940 Act and the rules thereunder.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on August 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


SHAREHOLDER AND TRUSTEE RESPONSIBILITY - Under the laws of certain states, including Massachusetts where the fund was organized and California where the fund's principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts, omissions, obligations or affairs of the fund and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the fund or Trustees. The Declaration of Trust provides for indemnification out of fund property of any shareholder held personally liable for the obligations of the fund and also provides for the fund to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.


Under the Declaration of Trust, the Trustees, officers, employees or agents of the fund are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.


                  Intermediate Bond Fund of America - Page 35

PERSONAL INVESTING POLICY - The fund and Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND

   MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- AUGUST 31, 2002

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $13.81
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $14.35


            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 3.54% based on a 30-day (or one month) period ended August 31, 2002, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula as required by the Securities and Exchange Commission:


     YIELD = 2[((a-b)/cd + 1)/6/ -1]

     Where:  a   = dividends and interest earned during the period.

             b   = expenses accrued for the period (net of reimbursements).

             c   = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   = the maximum offering price per share on the last day of the period.

The fund's one-year total return and five- and ten-year average annual total returns at the maximum offering price for the periods ended August 31, 2002 were 1.94%, 5.71% and 5.70%, respectively. The fund's one-year total return and five- and ten-year average annual total returns at net asset value for the periods ended August 31, 2002 were 5.89%, 6.52% and 6.11%, respectively.


                  Intermediate Bond Fund of America - Page 36

The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 3.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C, F, 529 and R shares.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's,
                                                                      --------
Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine,
------  -------  ----------------------  -------------------------------------
Money, U.S. News and World Report and The Wall Street Journal.
-----  --------------------------     -----------------------


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).


                  Intermediate Bond Fund of America - Page 37

                                    APPENDIX
                          Description of Bond Ratings

BOND RATINGS - The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's") are based on the analysis and represents a judgment expressed in shorthand terms of the strengths and weaknesses of the bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


                  Intermediate Bond Fund of America - Page 38

"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


Standard & Poor's rates the long-term debt securities of various entities in
-----------------
categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


AAA
"An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong."


AA
"An obligation rated 'AA' differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong."


A

"An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong."


BBB
"An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions."


BB
"An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation."

B
"An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation."


CCC
"An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic


                  Intermediate Bond Fund of America - Page 39 conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation."

CC
"An obligation rated 'CC' is currently highly vulnerable to nonpayment."

C
"A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying."

D
"An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized."


                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate
-------
commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


STANDARD & POOR'S ratings of commercial paper are graded into four categories
-----------------
ranging from "A" for the highest quality obligations to "D" for the lowest.


A - Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety.


A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.


A-2 - Capacity for timely payments on issues with this designation is strong; however, the relative degree of safety is not as high as for issues designated "A-1."


                  Intermediate Bond Fund of America - Page 40


Intermediate Bond Fund of America
Investment portfolio, August 31, 2002



                                                                                                Principal           Market
                                                                                                   amount            value
Bonds & Notes                                                                                       (000)            (000)

Federal agency mortgage-backed - 26.52%
Federal agency mortgage pass-through obligations -  22.68%
Fannie Mae:
5.50% 2016-2017                                                                                    86,190           88,251
6.00% 2013-2032                                                                                   109,186          112,934
6.50% 2013-2032                                                                                   198,571          207,663
7.00% 2008-2031                                                                                   116,934          123,564
7.50% 2009-2031                                                                                    31,928           34,044
8.00% 2003-2005                                                                                        45               49
8.50% 2008-2027                                                                                       988            1,063
9.00% 2009-2018                                                                                     2,965            3,240
9.50% 2009-2022                                                                                     1,259            1,365
10.00% 2018-2025                                                                                    1,988            2,243
11.00% 2020                                                                                         1,024            1,183
11.50% 2019-2020                                                                                    3,894            4,509
13.50% 2015                                                                                           831              995
Freddie Mac:
5.50% 2016-2017                                                                                    31,345           32,121
6.00% 2014-2017                                                                                     9,210            9,546
6.50% 2016-2017                                                                                    54,492           56,989
7.00% 2008-2017                                                                                    13,755           14,562
7.20% 2006                                                                                          3,892            4,206
8.00% 2003-2017                                                                                     3,899            4,170
8.50% 2008-2027                                                                                     2,231            2,409
8.75% 2008-2009                                                                                       205              221
9.50% 2010-2013                                                                                       160              172
10.00% 2018-2019                                                                                    3,840            4,324
11.00% 2018                                                                                           542              619

Government National Mortgage Association:
4.776% 2018                                                                                         4,659            4,842
5.50% 2017                                                                                          5,533            5,702
6.00% 2029-2032                                                                                    20,965           21,667
6.50% 2028-2029                                                                                    13,498           14,073
7.00% 2007-2032                                                                                    20,481           21,699
7.50% 2022-2032                                                                                    22,611           23,990
8.00% 2023-2030                                                                                    11,474           12,315
8.50% 2007-2023                                                                                     4,307            4,709
9.00% 2008-2021                                                                                     1,237            1,343
9.50% 2009-2021                                                                                     4,507            5,008
10.00% 2019                                                                                         1,997            2,266










                                                                                                                   828,056

Federal agency collateralized mortgage obligations (3)  -  3.84%
Fannie Mae:
 Series 91-50, Class H, 7.75% 2006                                                                  2,237            2,338
 Trust D2, 11.00% 2009                                                                                911            1,017
 Series 88-16, Class B, 9.50% 2018                                                                    127              143
 Series 90-93, Class G, 5.50% 2020                                                                    575              604
 Series 90-21, Class Z, 9.00% 2020                                                                  3,331            3,740
 Series 2002-W3, Class A-2, 5.50% 2021                                                              6,100            6,329
 Series 2002-W7, Class A-2, 4.80% 2022                                                             23,550           23,976
 Series 2001-4, Class GA, 10.07% 2025 (2)                                                           4,821            5,706
 Series 2001-4, Class NA, 11.725% 2025 (2)                                                         11,744           14,153
 Series 2002-W1, Class 1A-1, 3.42% 2027                                                             4,812            4,816
 Series 2002-W3, Class A-5, 7.50% 2028                                                              9,406            9,958
 Series 2002-W7, Class A-5, 7.50% 2029                                                              7,431            7,947
 Series 2001-20, Class D, 10.957% 2031 (2)                                                            612              740
 Series 1999-T2, Class A-1, 7.50% 2039                                                              3,655            4,030
 Series 2001-T10, Class A-1, 7.00% 2041                                                             6,171            6,482
 Series 2001-50, Class BA, 7.00% 2041                                                               3,627            3,802
 Series 2002-W4, Class A-2, 5.10% 2042                                                              6,225            6,284
 Series 2002-W1, Class 2A, 7.50% 2042                                                               2,813            2,976
Freddie Mac:
 Series 83-B, Class B-3, 12.50% 2013                                                                   27               29
 Series 2310, Class B, 9.858% 2015 (2)                                                                515              589
 Series 2310, Class A, 10.54% 2017 (2)                                                              2,111            2,425
 Series T-041, Class 1A-2, 4.76% 2021                                                               3,850            3,911
 Series 2489, Class A, 5.50% 2022                                                                   6,975            7,169
 Series 1567, Class A, 2.213% 2023 (2)                                                                843              806
 Series T-041, Class 3-A, 7.50% 2032                                                                3,852            4,104
 Series T-042, Class A-2, 5.50% 2042                                                               15,850           16,037
                                                                                                                   140,111

Corporate Bonds - 18.96%
INSURANCE  -  4.50%
AIG SunAmerica: (1)
 Global Financing V 5.20% 2004                                                                     $3,000           $3,105
 Global Financing VIII 1.905% 2004   (2)                                                            2,000            2,001
 Global Financing II 7.60% 2005                                                                     7,150            7,937
Allstate Financial Global Funding LLC: (1)
 7.125% 2005                                                                                        2,000            2,214
 6.15% 2006                                                                                         9,000            9,518
 5.25% 2007                                                                                        15,600           16,282
Equitable Life Assurance Society of the United States 6.95% 2005 (1)                                7,250            7,758
Hartford Financial Services, Class G, 4.70% 2007                                                    4,000            4,008
John Hancock Global Funding II, Series 2002-G, 5.00% 2007 (1)                                      15,000           15,445
Lincoln National Corp. 7.25% 2005                                                                   5,425            5,884
Monumental Global Funding: (1)
 Trust II-B, Series B, 6.95% 2003                                                                   3,000            3,111
 Trust II-2001-A, Series A, 6.05% 2006                                                              8,375            8,954
 Trust II-2002-A, Series A, 5.20% 2007                                                             16,600           17,225
Nationwide Life Insurance Company 5.35% 2007 (1)                                                   19,600           20,499
Prudential Funding LLC 6.60% 2008 (1)                                                               9,635           10,271
Prudential Insurance Company of America 6.375% 2006 (1)                                            10,475           11,143
ReliaStar Financial Corp.:
 8.625% 2005                                                                                        2,000            2,186
 8.00% 2006                                                                                        11,470           12,967
 6.50% 2008                                                                                         1,000            1,078
XL Capital Finance (Europe) PLC  6.50% 2012                                                         2,725            2,794
                                                                                                                   164,380

TELECOMMUNICATIONS SERVICES  -  2.07%
AT&T Corp. 5.625% 2004                                                                              3,000            2,931
British Telecommunications PLC 7.875% 2005 (2)                                                      9,250           10,128
Cingular Wireless 5.625% 2006 (1)                                                                   3,000            2,892
Deutsche Telekom International Finance BV 7.75% 2005                                                5,050            5,342
SBC Communications, Inc. 6.25% 2011                                                                 2,500            2,605
Verizon Global Funding Corp. 6.125% 2007                                                            5,000            5,023
Verizon New York Inc., Series A, 6.875% 2012                                                        7,000            7,041
Verizon Wireless Capital LLC 5.375% 2006 (1)                                                       20,175           18,553
Vodafone Group PLC 7.625% 2005                                                                     19,250           20,863
                                                                                                                    75,378

RETAILING  -  1.79%
Costco Wholesale Corp. 5.50% 2007                                                                   5,250            5,598
Kohl's Corp.:
 6.70% 2006                                                                                         7,074            7,776
 6.30% 2011                                                                                         4,690            5,045
Lowe's Companies, Inc.:
 7.50% 2005                                                                                         3,000            3,382
 8.25% 2010                                                                                         3,000            3,569
Nordstrom, Inc. 8.95% 2005                                                                          5,000            5,652
Sears Roebuck Acceptance Corp.:
 6.54% 2003                                                                                         1,000            1,014
 7.00% 2007                                                                                        12,100           13,177
Target Corp.:
 5.95% 2006                                                                                         2,000            2,147
 5.50% 2007                                                                                        10,000           10,649
Wal-Mart Stores, Inc.:
 5.45% 2006                                                                                         5,000            5,383
 4.375% 2007                                                                                        2,000            2,062
                                                                                                                    65,454

TRANSPORTATION  -  1.60%
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 2012 (3)                                    997            1,004
Burlington Northern and Santa Fe Railway Co., Series 2001, 6.96% 2009                               6,044            6,578
Burlington Northern and Santa Fe Railway Co. Pass Through Trust,
Series 2002-1, 5.943% 2022 (3)                                                                        500              525
Continental Airlines, Inc.: (3)
 Series 1998-2, Class A, 6.41% 2008                                                                19,443           16,527
 Series 1997-2, Class A, 7.148% 2008                                                                5,041            4,783
 Series 1999-2, Class A-2, 7.056% 2011                                                              4,601            4,179
 Series 1997-1, Class A, 7.461% 2016                                                                  858              798
 Series 1996-2, Class A, 7.75% 2016                                                                 1,032            1,009
 Series 2001-1, Class B,  7.373% 2017                                                               1,800            1,525
 Series 1998-1, Class A, 6.648% 2019                                                                3,154            2,835
 Series 2000-1, Class B, 8.388% 2022                                                                3,719            3,162
Delta Air Lines, Inc., Series 2001-1, Class A-2, 7.111% 2013 (3)                                    2,500            2,487
Northwest Airlines, Inc.:
 Series 1999-3, Class G, 7.935% 2020 (3)                                                            3,246            3,538
 Series 2002-1, Class G-2, MBIA insured, 6.264% 2021                                                2,500            2,525
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G,
 MBIA insured, 5.70% 2023 (1)  (3)                                                                  2,000            2,000
Southwest Airlines Co., Series 2001-1, Class A-2, 5.496% 2006 (3)                                   1,000            1,027
Southwest Airlines Co. 6.50% 2012                                                                   1,300            1,387
US Airways Inc., Series 2001-1G, MBIA insured, 7.076% 2022 (3)                                      2,551            2,553
                                                                                                                    58,442

Banks & Thrifts  -  1.56%
ABN AMRO Bank NV 7.55% 2006                                                                         3,000            3,369
Bank of America Corp.:
 6.75% 2005                                                                                         2,000            2,174
 7.625% 2005                                                                                        1,000            1,103
 7.875% 2005                                                                                        3,000            3,356
 6.625% 2007                                                                                          200              223
NationsBank Corp.:
 6.50% 2003                                                                                         5,000            5,185
 7.50% 2006                                                                                         2,000            2,262
BANK ONE CORP., Series A, 5.625% 2004                                                               3,300            3,448
Barclays Bank PLC 7.375% (undated) (1)  (2)                                                         2,000            2,245
Danske Bank AS: (1)
 6.375% 2008   (2)                                                                                  4,750            5,097
 7.40%/7.961% 2010  (4)                                                                               500              562
Development Bank of Singapore Ltd.: (1)
 7.875% 2009                                                                                        3,000            3,473
 7.125% 2011                                                                                          800              878
J.P. Morgan Chase & Co. 5.35% 2007                                                                  3,550            3,671
Merita Bank Ltd. 7.50% (undated) (1)  (2)                                                           2,825            3,157
Midland Bank PLC 8.625% 2004                                                                        4,200            4,687
Regional Diversified Funding Ltd. 9.25% 2030 (1)                                                      745              836
Washington Mutual 7.50% 2006                                                                          850              947
Wells Fargo & Co. 7.25% 2005                                                                        4,000            4,447
Wells Fargo Bank National Association 7.80% 2010 (2)                                                1,750            1,954
Wells Fargo Financial, Inc. 7.60% 2005                                                              3,500            3,875
                                                                                                                    56,949

MEDIA  -  1.10%
CBS Corp. 7.15% 2005                                                                                6,500            7,095
Viacom Inc.:
 6.75% 2003                                                                                         2,475            2,506
 6.40% 2006                                                                                         9,250            9,824
 6.625% 2011                                                                                        8,000            8,626
Cox Radio, Inc. 6.375% 2005                                                                         3,500            3,457
Gannett Co., Inc.:
 4.95% 2005                                                                                         2,000            2,096
 6.375% 2012                                                                                        6,000            6,613
                                                                                                                    40,217

CAPITAL GOODS  -  0.98%
General Electric Capital Corp., Series A:
 5.00% 2007                                                                                         6,000            6,261
 5.375% 2007                                                                                        8,000            8,475
SYSTEMS 2001 Asset Trust, Series 2001:  (1)  (3)
 Class B, 7.156% 2011                                                                              16,434           17,634
 Class G, MBIA insured, 6.664% 2013                                                                 3,263            3,518
                                                                                                                    35,888

AUTOMOBILES & COMPONENTS  -  0.92%
DaimlerChrysler North America Holding Corp. 6.40% 2006                                              9,000            9,508
Ford Motor Credit Co.:
 7.50% 2005                                                                                         8,375            8,528
 6.875% 2006                                                                                        4,250            4,232
General Motors Acceptance Corp.:
 6.125% 2006                                                                                        6,000            6,044
 6.75% 2006                                                                                         5,000            5,125
                                                                                                                    33,437

UTILITIES  -  0.86%
Exelon Generation Co., LLC 6.95% 2011                                                               3,470            3,646
Israel Electric Corp. Ltd. 7.25% 2006 (1)                                                           1,250            1,342
Pacificorp Australia LLC, MBIA insured, 6.15% 2008 (1)                                             10,000           10,614
Texas Eastern Transmission Corp. 7.30% 2010                                                         1,100            1,223
Texas Utilities Co., Series A, MBIA insured, 6.20% 2002                                             6,000            6,016
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007                                         8,250            8,586
                                                                                                                    31,427

DIVERSIFIED FINANCIALS  -  0.72%
Chilquinta Energia Finance Co. LLC, MBIA insured, 6.47% 2008 (1)                                    3,500            3,809
CIT Group, Inc. 7.375% 2007                                                                         7,500            7,934
Newcourt Credit Group Inc., Series B, 6.875% 2005                                                   4,000            4,144
Citicorp Lease Pass Through Trust, Series 1999-1, Class A-1, 7.22% 2005 (1)  (3)                    2,734            2,927
Heller Financial, Inc. 8.00% 2005                                                                   3,500            3,924
USA Education, Inc. 5.625% 2007                                                                     3,000            3,204
                                                                                                                    25,942

Consumer Finance  -  0.68%
Household Finance Corp.:
 8.00% 2005                                                                                         3,250            3,493
 5.75% 2007                                                                                         8,000            7,993
 7.875% 2007                                                                                       11,000           11,928
 6.75% 2011                                                                                         1,300            1,300
                                                                                                                    24,714
FOOD & BEVERAGE -  0.56%
H.J. Heinz Finance Co. 6.00% 2012 (1)                                                               4,000            4,275
Kraft Foods Inc.:
 4.625% 2006                                                                                        5,500            5,668
 5.625% 2011                                                                                        4,775            4,967
 6.25% 2012                                                                                         2,000            2,177
Nabisco, Inc. 7.05% 2007                                                                            3,000            3,370
                                                                                                                    20,457

ENERGY  -  0.46%
Oil Enterprises Ltd., MBIA insured, 6.239% 2008 (1)  (3)                                            6,899            7,295
Pemex Finance Ltd.: (3)
 6.125% 2003                                                                                        2,762            2,843
 AMBAC insured, 6.55% 2008                                                                          2,500            2,673
 MBIA insured:
  5.72% 2003                                                                                        1,563            1,610
  7.80% 2013                                                                                        2,000            2,319
                                                                                                                    16,740

HEALTH CARE EQUIPMENT & SERVICES  -  0.46%
McKesson Finance of Canada 6.55% 2002 (1)                                                           3,200            3,205
R.P. Scherer International Corp. 6.75% 2004                                                         4,325            4,549
UnitedHealth Group Inc.:
 5.20% 2007                                                                                         6,950            7,206
 7.50% 2005                                                                                         1,525            1,705
                                                                                                                    16,665

MATERIALS  -  0.39%
Dow Chemical Co.:
 5.75% 2008                                                                                         7,000            7,212
 6.00% 2012                                                                                         2,250            2,311
Scotia Pacific Co. LLC, Series B: (3)
 Class A-1, 6.55% 2028                                                                              1,284            1,157
 Class A-2, 7.11% 2028                                                                              5,000            3,561
                                                                                                                    14,241

HOUSEHOLD & PERSONAL PRODUCTS  -  0.17%
Gillette Co. 4.00% 2005                                                                             6,150            6,318
                                                                                                                     6,318

CONSUMER DURABLES & APPAREL  -  0.14%
Sony Capital Corp., Series C, 4.95% 2006 (1)                                                        5,000            5,217
                                                                                                                     5,217


U.S. Treasury notes & bonds  -  12.10%
4.25% May 2003                                                                                     26,000           26,497
5.75% August 2003                                                                                  21,150           21,947
6.00% August 2004                                                                                  83,800           90,038
11.625% November 2004                                                                              23,400           28,088
5.75% November 2005                                                                                45,000           49,321
6.875% May 2006                                                                                    36,250           41,362
6.50% October 2006                                                                                 38,000           43,162
3.375% January 2007 (5)                                                                            16,180           17,318
6.25% February 2007                                                                                47,750           53,986
5.625% May 2008                                                                                    22,000           24,424
10.375% November 2009                                                                               4,000            4,683
5.75% August 2010                                                                                   8,000            8,984
Principal Strip 0% November 2015                                                                   14,525            7,488
8.875% August 2017                                                                                  1,000            1,429
7.875% February 2021                                                                                2,000            2,685
5.25% February 2029                                                                                20,100           20,514
                                                                                                                   441,926

Asset-backed obligations  (3)  -  13.32%
ACLC Business Loan Receivables Trust, Series 2002-1, Class A-1, 5.408% 2022 (1)                     7,218            7,423
AESOP Funding II LLC, Series 2002-A, Class A-1, AMBAC insured, 3.85% 2006 (1)                       7,125            7,241
Aircraft Finance Trust, Series 1999-1, Class A-2, 2.28% 2024 (2)                                    2,635            2,593
AmeriCredit Automobile Receivables Trust:
 Series 2002-1, Class A-3, 4.23% 2006                                                               4,600            4,726
 Series 2002-C, Class A-4, FSA insured, 3.55% 2009                                                  5,000            4,998
Arcadia Automobile Receivables Trust, Series 1999-C, Class A-3, FSA insured, 7.20% 2007             2,693            2,798
Asset Backed Securities Corp. Home Equity Loan Trust:
 Series 2001-HE2, Class A-IO, interest only, 4.50% 2031                                            37,040            1,208
 Series 2001-HE3, Class A-IO, interest only, 5.05% 2031 (2)                                        37,465            2,290
Banco Itau SA, XLCA insured: (1) (2)
 2.5675% 2006                                                                                       9,500            9,472
 2.98% 2007                                                                                        12,250           12,213
Banco Nacional de Mexico, SA, Series 1999-A, Class A-1, MBIA insured, 7.50% 2006 (1)                4,291            4,693
BMW Vehicle Lease Trust, Series 2000-A, Class CTFS, 7.00% 2005 (1)                                  7,000            7,211
California Infrastructure and Economic Development Bank, Special Purpose Trust:
 PG&E-1, Series 1997-1, Class A-7, 6.42% 2008                                                      11,260           12,180
 SCE-1, Class A-6, 6.38% 2008                                                                      16,690           18,062
Capital One Auto Finance Trust, Series 2002-A, Class A-3, MBIA insured, 4.03% 2006                  4,600            4,728
Capital One Master Trust, Series 1998-1, Class A, 6.31% 2011                                       11,950           13,235
Case Equipment Loan Trust, Series 1999-A, Class B, 5.96% 2005                                         330              332
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2001-2,
Class IA-3, 5.923% 2016                                                                             4,000            4,132
Chase Manhattan Auto Owner Trust, Series 2002-A, Class A-3, 3.49% 2006                              3,700            3,766
Chase Manhattan Credit Card Master Trust, Series 1997-5, Class A, 6.194% 2005                       8,750            8,866
CIT Equipment Collateral, Series 2002-VT1, Class B, 3.97% 2009                                      3,077            3,099
Coast-to-Coast Motor Vehicle Owner Trust, Series 2000-A, Class A-4,
MBIA insured, 7.33% 2006 (1)                                                                        6,548            6,833
ComEd Transitional Funding Trust, Series 1998-1:
 Class A-4, 5.39% 2005                                                                              1,615            1,643
 Class A-5, 5.44% 2007                                                                             12,025           12,636
Conseco Finance Home Equity Loan Trust:
 Series 2000-B, Class AF-6, 7.80% 2020                                                              6,014            6,564
 Series 2002-B, Class A-2, 5.31% 2033                                                               4,000            4,130
Conseco Finance Manufactured Housing Contract Trust, Series 2001-3, Class A-2, 5.16% 2033           4,000            4,164
Green Tree Financial Corp,:
 Series 1998-2, Class A-5, 6.24% 2016                                                               1,666            1,709
 Series 1996-10, Class A-5, 6.83% 2028                                                                842              857
 Series 1997-6, Class A-6, 6.90% 2029                                                               2,996            3,092
 Series 1997-6, Class A-7, 7.14% 2029                                                               7,241            7,741
 Series 1999-2, Class A-2, 5.84% 2030                                                               1,233            1,239
 Series 1999-3, Class A-7, 6.74% 2031                                                               4,600            4,883
Green Tree Recreational, Equipment & Consumer Trust, Series 1999-A, Class A-6, 6.84% 2010 (3)       3,633            3,771
Continental Auto Receivables Owner Trust, Series 2000-B, Class A-4, MBIA insured, 6.91% 2005 (      2,000            2,119
CS First Boston Mortgage Securities Corp., Series 2001-HE16, Class A, interest only, 5.64% 200     21,638              879
Drive Auto Receivable Trust, MBIA insured, 4.09% 2008                                               6,500            6,626
Duck Auto Owner Trust, Series 2002-B, Class A, XLCA insured, 2.985% 2007 (1)                        8,000            8,011
First Consumer Master Trust, Series 1999-A: (1)
 Class A, 5.80% 2005                                                                                6,000            6,034
 Class B, 6.28% 2005                                                                                9,000            9,312
First Investors Auto Owner Trust, Series 2002-A, Class A, MBIA insured, 3.46% 2008 (1)              3,851            3,882
Franklin Auto Trust, Series 2002-1, Class A-4, MBIA insured, 4.51% 2010                             8,250            8,512
GRCT Consumer Loan Trust, Series 2001-1, Class A-2BRV, 6.251% 2020 (1)                              1,000            1,044
Hitachi Shinpan Co. Ltd., Series 1999-3, Class A, 9.60% 2006 (1)                                    3,656            3,839
Household Automotive Trust, Series 2001-3, Class A-4, 4.37% 2008 (3)                               20,250           20,880
Litigation Settlement Monetized Fee Trust I, Series 2001-1, Class A-1, 8.33% 2031 (1)  \            2,662            2,871
Long Beach Acceptance Auto Receivables Trust, Series 2002-A, Class A-3,
FSA insured, 3.175% 2006                      9,500            9,531
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class M-1, 3.287% 2032 (2)       9,000            9,000
MBNA Master Credit Card Trust II, Series 2000-D, Class B, 2.21% 2009 (2)                            5,750            5,768
Metris Master Trust: (2)
 Series 2001-1, Class A, 2.598% 2007                                                                6,000            6,015
 Series 2001-3, Class A, 2.698% 2008                                                               10,000           10,008
MMCA Auto Owner Trust:
 Series 2000-2, Class B, 7.42% 2005                                                                 3,500            3,732
 Series 2000-1, Class B, 7.55% 2005                                                                 9,000            9,684
 Series 2002-1, Class A-3, 4.15% 2006                                                               3,000            3,076
 Series 2001-2, Class B, 5.75% 2007                                                                 3,620            3,750
 Series 2001-3, Class B, 2.73% 2008 (2)                                                             3,749            3,753
 Series 2002-2, Class A-4, 4.30% 2010                                                               5,825            5,970
Navistar Financial Owner Trust, Series 2002-A:
 Class A-3, 4.09% 2006                                                                              3,500            3,585
 Class B, 4.95% 2009                                                                                2,000            2,052
Nebhelp Trust, Student Loan Interest Margin Securities, Series 1998-1,
Class A, MBIA insured, 6.68% 2016 (1)                                                              11,796           12,886
NextCard Credit Card Master Note Trust, Series 2001-1A, Class B, 2.66% 2007 (1)  (2)                3,000            2,100
Nordstrom Credit Card Master Note Trust, Series 2002-1, Class B, 2.539% 2010 (2)                    2,250            2,244
Nordstrom Private Label 4.82% 2010 (1)                                                              8,750            9,077
NPF VI, Inc., Series 2002-1, Class A, 2.825% 2008 (1)  (2)                                          1,500            1,462
NPF XII, Inc., Series 2001-3, Class A, 5.52% 2007 (1)                                               1,000            1,022
Onyx Acceptance Owner Trust, Series 2002-C, MBIA insured:
 Class A-3, 3.29% 2006                                                                              8,000            8,079
 Class A-4,  4.07% 2009                                                                             9,075            9,214
Pass-through Amortizing Credit Card Trusts, Series 2002-1: (1)
 Class A-2FL, 3.14% 2012 (2)                                                                        5,659            5,659
 Class A-2FX, 4.685% 2012                                                                          12,732           12,871
PECO Energy Transition Trust, Series 1999-A:
 Class A-2, 5.63% 2005                                                                              1,361            1,375
 Class A-6, 6.05% 2009                                                                              8,000            8,672
Pegasus Aviation Lease Securitization, Series 2000-1, Class A-2, 8.37% 2030 (1)                     4,000            3,000
PF Export Receivables Master Trust, Series 2001-B, MBIA insured, 6.60% 2011 (1)                     7,375            8,025
Rental Car Finance Corp., Series 1999-1, Class C, 6.50% 2007 (1)                                    2,000            2,064
Residential Asset Mortgage Products, Inc., Series 2001-RZ2, Class A-IO,
interest only, 8.00% 2003                                                                          20,000            1,793
Residential Funding Mortgage Securities II, Inc., AMBAC insured:
 Series 2001-H13, Class A-I-4, 6.09% 2015                                                           4,750            4,965
 Series 2001-HS2, Class A-4, 6.43% 2016                                                             2,400            2,550
Saxon Asset Securities Trust, Series 2002-2, Class AF-3, 4.61% 2024                                 5,600            5,743
Student Loan Funding LLC, Series 1998-B, Class B-3, 6.25% 2019                                     13,500           14,441
Team Fleet Financing Corp., Series 2001-3A, Class A, 2.74% 2005 (1)  (2)                            1,958            1,958
Tobacco Settlement Financing Corp., Series 2001-A, 6.36% 2025                                       2,246            2,304
Triad Auto Receivables Owner Trust:
 Series 1999-1, Class A-2, FSA insured, 6.09% 2005                                                  1,368            1,394
 Series 2002-A, Class A-3, AMBAC insured, 2.62% 2007                                                5,000            4,982
Triton Aviation Finance, Series 1A, Class A-2, 2.48% 2025 (1)  (2)                                  6,596            6,383
WFS Financial 2002-3 Owner Trust, Class A-4, 3.50% 2010                                             7,000            7,021
Xerox Equipment Lease Owner Trust, Series 2001-1, Class A, 3.78% 2008 (1)  (2)                        644              650
                                                                                                                   486,395


Commercial mortgage-backed securities  -  7.62%
Bear Stearns Commercial Mortgage Securities Inc.:
 Series 2002-HOME, Class A, 2.41% 2013 (1)  (2)                                                     7,915            7,915
 Series 1998-C1, Class A-1, 6.34% 2030                                                             15,720           16,905
 Series 1999-C1, Class X, interest only, 1.285% 2031 (1)  (2)                                      88,743            5,104
 Series 1999-C1, 5.91% 2031                                                                         4,372            4,662
CDC Securitization Corp., Series 1999-FL1, Class C, 3.08% 2007 (1)  (2)                             4,180            4,184
Chase Commercial Mortgage Securities Corp.:
 Series 1996-1, Class A-1, 7.60% 2005                                                                 470              497
 Series 1998-1, Class A-1, 6.34% 2030                                                               1,590            1,682
 Series 2000-1, Class A-1, 7.656% 2032                                                              1,795            2,004
Chase Manhattan Bank - First Union National Bank, Commercial Mortgage Trust,
Series 1999-1, Class A-2, 7.439% 2031                                                               5,000            5,739
Commercial Mortgage Acceptance Corp.:
 Series 1998-C2, Class A-1, 5.80% 2030                                                              2,839            2,992
 Series 1998-C1, Class A-1, 6.23% 2031                                                              1,357            1,453
CS First Boston Mortgage Securities Corp.:
 Series 2001-CF2, Class A-2, 5.935% 2034                                                            3,000            3,221
 Series 2002-CKP1, Class A-1, 4.627% 2035                                                           8,122            8,412
 Series 2001-CK6, Class A-2, 6.103% 2036                                                            5,000            5,406
 Series 2002-CKN2, Class A-1, 4.637% 2037                                                          12,293           12,669
 Series 1998-C1, Class A-1A, 6.26% 2040                                                             7,180            7,677
 Series 1998-C1, Class A-1B, 6.48% 2040                                                             4,000            4,400
 Series 1998-C1, Class C, 6.78% 2040                                                                6,450            6,979
Deutsche Mortgage & Asset Receiving Corp., Series 1998-C1, Class A-1, 6.22% 2031                    9,788           10,426
DLJ Commercial Mortgage Corp.:
 Series 1995-CF2, Class A-1B, 6.85% 2027 (1)                                                        9,119            9,464
 Series 1997-CF1, Class A-1A, 7.40% 2030 (1)                                                        1,296            1,352
 Series 1998-CF2, Class A-4, 6.90% 2031                                                             3,250            3,596
 Series 1999-CG1, Class A-1B, 6.46% 2032                                                            1,750            1,928
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-1, 5.585% 2034         9,522           10,037
GGP Mall Properties Trust, Series 2001-C1A, Class A-2, 5.007% 2011  (1)                             2,485            2,567
GMAC Commercial Mortgage Securities, Inc., Series 1997-C2, Class C, 6.91% 2029                      5,000            5,318
iStar Asset Receivables Trust, Series 2002-1, Class A-1, 2.071% 2017 (1)  (2)                       2,931            2,931
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC1,
Class A-2, 6.001% 2033                                                                              3,465            3,724
LB Commercial Mortgage Trust, Series 1998-C1:
 Class A-1, 6.33% 2030                                                                                898              925
 Class A-3, 6.48% 2030                                                                              3,544            3,891
LB-UBS Commercial Mortgage Trust:
 Series 2000-C3, Class A-2, 7.95% 2010                                                              1,750            2,072
 Series 2001-C7, Class A-3, 5.642% 2025                                                             4,907            5,199
Merrill Lynch Mortgage Investors, Inc.:
 Series 1995-C3, Class A-3, 7.065% 2025 (2)                                                           982            1,002
 Series 1997-C1, Class A-1, 6.95% 2029 (2)                                                            981            1,014
 Series 1998-C3, Class A-1, 5.65% 2030                                                              4,459            4,697
Morgan Stanley Capital I, Inc.:
 Series 1998-HF1, Class A-1, 6.19% 2007                                                             3,812            4,052
 Series 1998-HF2, Class A-1, 6.01% 2030                                                             5,361            5,729
 Series 1998-WF2, Class A-1, 6.34% 2030                                                             4,378            4,681
 Series 1999-FNV1, Class A-1, 6.12% 2031                                                            3,718            3,988
 Series 1999-FNV1, Class A-2, 6.53% 2031                                                            4,815            5,324
 Series 1999-FNV1, Class D, 7.03% 2031                                                              4,000            4,450
Morgan Stanley Dean Witter Capital I Trust: (3)
 Series 2002-HQ, Class A-1, 4.59% 2034                                                             15,529           16,011
 Series 2001-TOP5, Class A-3, 6.16% 2035                                                            5,125            5,571
Mortgage Capital Funding, Inc., Series 1998-MC1:
 Class A-2, 6.663% 2008                                                                             4,800            5,327
 Class A-1, 6.417% 2030                                                                            14,329           15,336
Nationslink Funding Corp., Series 1999-1, Class A-1, 6.042% 2031                                    4,452            4,771
Nomura Asset Securities Corp., Series 1998-D6, Class A-A1, 6.28% 2030                               6,168            6,619
Prudential Securities Secured Financing Corp., Series 1999-NRF1, Class C, 6.746% 2031               2,000            2,200
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-2, 6.428% 2035                 11,350           12,470
SMA Finance Co., Inc., Series 1998-C1, Class A-1, 6.27% 2032 (1)                                    6,776            6,836
Structured Asset Securities Corp., Series 1999-C3, Class H, 3.248% 2013 (1)  (2)                    2,850            2,855
                                                                                                                   278,264

Federal agency debentures  -  6.01%
Fannie Mae:
 6.50% 2004                                                                                        32,200           34,764
 6.00% 2005                                                                                         4,500            4,927
 7.125% 2005                                                                                       26,000           28,798
 4.75% 2007                                                                                        23,500           24,195
 6.00% 2008                                                                                        38,500           42,608
Federal Home Loan Banks 4.875% 2004                                                                11,030           11,507
Freddie Mac:
 5.00% 2004                                                                                        21,750           22,755
 7.00% 2005                                                                                         6,500            7,246
 5.25% 2006                                                                                        25,000           26,751
 5.75% 2009                                                                                         9,000            9,346
United States Government Guaranteed Ship Financing Obligations, Rowan
Companies, Inc. (Title XI) 5.88% 2012 (3)                                                           6,182            6,682
                                                                                                                   219,579



Collateralized mortgage obligations (privately originated)  (3)  -  1.80%
First Nationwide Trust, Series 1999-2, Class 1PA-1, 6.50% 2029                                      4,590            4,685
J.P. Morgan Residential Mortgage Acceptance Corp., Series 2002-R1, Class I-AI, 4.25% 2031 (1)       3,297            3,313
Paine Webber CMO, Series O, Class 5, 9.50% 2019                                                     1,068            1,192
PUMA Global Trust No.1, Class B, 2.37% 2033 (2)                                                     5,500            5,334
Residential Funding Mortgage Securities I, Inc., Series 1998-S17, Class M-1, 6.75% 2028             1,910            1,984
Security National Mortgage Loan Trust: (1)
 Series 2000-1, Class A-2, 8.75% 2024                                                               5,200            5,675
 Series 1999-1, Class B, 9.858% 2030                                                                1,274            1,319
Structured Asset Notes Transaction, Ltd., Series 1996-A, Class A-1, 7.156% 2003 (1)                 4,169            4,280
Structured Asset Securities Corp.: (2)
 Series 1998-RF1, Class A, 8.665% 2027 (1)                                                          8,925            9,648
 Series 1998-RF2, Class A, 8.515% 2027 (1)                                                          9,154            9,861
 Series 1999-RF1, Class A, 7.874% 2028 (1)                                                         13,453           14,223
 Series 1999-BC1, Class M2, 3.14% 2029                                                              4,062            4,094
                                                                                                                    65,608

Other - 0.44%
Taxable municipal bonds  -  0.25%
California Maritime Infrastructure Authority, Taxable Lease Revenue Bonds (San Diego Unified
Port District-South Bay Plant Acquisition), Series 1999,                                            8,990            9,216
                                                                                                                     9,216

Development authorities  -  0.19%
Corporacion Andina de Fomento 6.875% 2012                                                           3,200            3,321
International Bank for Reconstruction and Development 3.50% 2004                                    3,500            3,592
                                                                                                                     6,913


Total bonds & notes (cost: $3,091,370,000)                                                                       3,167,934



                                                                                                Principal           Market
                                                                                                   amount            value
Short-term securities                                                                               (000)            (000)

Corporate short-term notes  -  11.35%
Abbott Laboratories 1.70% due 9/17/2002 (1)                                                       $15,000          $14,988
BellSouth Corp. 1.70% due 9/6/2002 (1)                                                             13,405           13,401
Ciesco LP:
 1.77% due 9/9/2002 (1)                                                                            16,600           16,593
 1.73% due 10/11/2002                                                                              33,400           33,334
Corporate Asset Funding Co. Inc. 1.76% due 11/4/2002 (1)                                           25,000           24,919
Coca-Cola Co. 1.72% due 9/20/2002                                                                  36,400           36,365
General Dynamics Corp. 1.71% due 9/3/2002 (1)                                                      24,650           24,647
Household Finance Corp. 1.74% due 9/9/2002                                                         30,000           29,987
Johnson & Johnson 1.75% due 11/25/2002 (1)                                                         17,300           17,227
Kraft Foods Inc. 1.74% due 9/12/2002                                                               21,500           21,488
Motiva Enterprises LLC 1.70% due 9/19/2002                                                         20,000           19,982
Park Avenue Receivables Corp.: (1)
 1.78% due 10/2/2002                                                                               30,700           30,650
 1.71% due 10/4/2002                                                                               15,000           14,976
 1.75% due 11/19/2002                                                                              30,700           30,577
Pfizer Inc: (1)
 1.73% due 9/5/2002                                                                                10,000            9,998
 1.74% due 9/9/2002                                                                                15,400           15,393
 1.70% due 9/24/2002                                                                               20,000           19,977
Triple-A One Funding Corp.: (1)
 1.77% due 9/3/2002                                                                                26,600           26,596
 1.72% due 9/10/2002                                                                               13,400           13,394
                                                                                                                   414,492

Federal agency discount notes  -  0.45%
Fannie Mae:
 1.75% due 9/20/2002                                                                                1,940            1,938
 1.75% due 7/25/2003                                                                                6,000            5,906
Federal Home Loan Banks 1.75% due 12/4/2002                                                         8,600            8,561
                                                                                                                    16,405


Total short-term securities (cost: $430,902,000)                                                                   430,897


Total investment securities (cost: $3,522,272,000)                                                               3,598,831
Excess receivables over payables                                                                                    52,109

Net assets                                                                                                      $3,650,940

(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(2) Coupon rates may change periodically.
(3) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(4) Step bond; coupon rate will increase at a later date.
(5) Index-linked bond whose principal amount moves with a government retail price index.

See Notes to Financial Statements

Intermediate Bond Fund of America
Financial statements

Statement of assets and liabilities
at August 31, 2002
(dollars and shares in thousands, except per-share amounts)
Assets:
 Investment securities at market
  (cost: $3,522,272)                                                              $3,598,831
 Receivables for:
  Sales of investments                                             $2,057
  Sales of fund's shares                                           38,692
  Interest                                                         26,403         67,152
                                                                                  3,665,983
Liabilities:
 Payables for:
  Purchases of investments                                         2,875
  Repurchases of fund's shares                                     7,189
  Dividends on fund's shares                                       721
  Bank overdraft                                                   1,592
  Investment advisory services                                     895
  Services provided by affiliates                                  1,683
  Deferred Trustees' compensation                                  61
  Other fees and expenses                                          27             15,043
Net assets at August 31, 2002                                                     $3,650,940

Net assets consist of:
 Capital paid in on shares of beneficial interest                                 $3,682,839
 Distributions in excess of net investment income                                 (153)
 Accumulated net realized loss                                                    (108,305)
 Net unrealized appreciation                                                      76,559
Net assets at August 31, 2002                                                     $3,650,940

Shares of beneficial interest issued and outstanding - unlimited shares authorized
                                                                  Net assets      Shares outstanding    Net asset value per share
                                                                                                        (1)
Class A                                                           $3,070,945      222,424               $13.81
Class B                                                           205,382         14,876                13.81
Class C                                                           211,778         15,339                13.81
Class F                                                           103,941         7,528                 13.81
Class 529-A                                                       14,559          1,055                 13.81
Class 529-B                                                       3,489           253                   13.81
Class 529-C                                                       11,348          822                   13.81
Class 529-E                                                       756             55                    13.81
Class R-1                                                         141             10                    13.81
Class R-2                                                         918             66                    13.81
Class R-3                                                         501             36                    13.81
Class R-4                                                         267             19                    13.81
Class R-5                                                         26,915          1,949                 13.81
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and Class 529-A, for which the maximum offering prices per share were $14.35 for each.


See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2002
Investment income:
 Income:                                                                                      (dollars in thousands)
  Interest
  Interest                                                                        $130,036

 Fees and expenses:
  Investment advisory services                                    $7,946
  Distribution services                                           8,486
  Transfer agent services                                         2,145
  Administrative services                                         266
  Reports to shareholders                                         85
  Registration statement and prospectus                           288
  Postage, stationery and supplies                                204
  Trustees' compensation                                          18
  Auditing and legal                                              68
  Custodian                                                       45
  State and local taxes                                           26
  Other                                                           104
Total expenses before waiver                                      19,681
   Expenses waived                                                1               19,680
 Net investment income                                                            $110,356

Net realized loss and unrealized
 appreciation on investments:

 Net realized loss on investments                                                 (9,700)

 Net unrealized appreciation on investments                                       43,279

   Net realized loss and
    unrealized appreciation on investments                                        33,579

Net increase in net assets resulting
 from operations                                                                  143,935









Statement of changes in net assets                                 (dollars in      thousands)

                                                                   Year ended
                                                                   August 31,
                                                                   $2,002          $2,001
Operations:
 Net investment income                                             110,356         83,643

 Net realized loss (gain) on investments                           (9,700)         15,370

 Net unrealized appreciation on investments                        43,279          52,833
  Net increase in net assets
   resulting from operations                                       143,935         151,846


Dividends from net investment income paid to shareholders          (111,717)       (87,927)

Capital share transactions                                         1,910,227       349,334

Total increase in net assets                                       1,942,445       413,253

Net assets:
 Beginning of year                                                 1,708,495       1,295,242
 End of year (including distributions in excess of net
 investment income and undistributed net investment
 income of $(153) and $1,208,
  respectively)                                                    $3,650,940      $1,708,495



See Notes to Financial Statements

Notes to financial statements


1.       Organization and significant accounting policies

Organization - Intermediate Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income, consistent with preservation of capital, within certain guidelines for quality and maturity.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (classes 529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (classes R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
     Share class       Initial sales charge  Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------                           ---------------------------------
  Class A and Class         Up to 3.75%                 None                          None
        529-A
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class B and Class            None           Declines from 5% to zero  Class B and Class 529-B convert
        529-B                                  for redemptions within     to Class A and Class 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class C                 None          1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Class 529-C               None          1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Class 529-E               None                     None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class F and Class            None                     None                          None
        529-F*
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class R-1, Class R-2,          None                     None                          None
 Class R-3, Class R-4
    and Class R-5
---------------------------------------------------------------------------------------------------------
* As of August 31, 2002, there were no Class 529-F shares outstanding.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         Security valuation -Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity, the date the security is expected to be called or refunded by the issuer or the date at which the investor can redeem the security with the issuer. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Trustees.

         Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         Dividends and distributions to shareholders -Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; expenses deferred for tax and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of August 31, 2002, the cost of investment securities for federal income tax purposes was $3,524,408,000.

As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                 (dollars in
                                                 thousands)
Undistributed net investment income
                                                              629
Short-term and long-term capital loss deferrals
                                                        (106,170)
Gross unrealized appreciation                              93,587
Gross unrealized depreciation                            (19,164)

Short-term and long-term capital loss deferrals above include capital loss carryforwards of $34,099,000, $39,736,000, $7,050,000, $3,837,000, 7,139,000,
and $1,587,000 expiring in 2003, 2004, 2005, 2006, 2008 and 2009,  respectively.
which were reduced by the utilization of a capital loss carryforward of $3,351,000. The capital loss carryforwards will be used to offset any capital gains realized by the fund in the current year or in subsequent years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain. Also included are capital losses of $12,722,000, which were realized during the period November 1, 2001 through August 31, 2002.

The tax character of distributions paid was as follows (dollars in thousands):

Year ended August 31, 2002

                             Distributions from ordinary income Short-term capital  Distributions from         Total
Share class                             Net investment income   gains               long-term capital gains    distributions paid
Class A                                              $102,295      -                      -                     $102,295
Class B                                                 4,079      -                      -                        4,079
Class C                                                 3,147      -                      -                        3,147
Class F                                                 1,778      -                      -                        1,778
Class 529-A(1)                                            127      -                      -                          127
Class 529-B(1)                                             26      -                      -                           26
Class 529-C(1)                                             81      -                      -                           81
Class 529-E(1)                                              4      -                      -                            4
Class R-1(2)                                                1      -                      -                            1
Class R-2(2)                                                2      -                      -                            2
Class R-3(2)                                                1      -                      -                            1
Class R-4(2)                                                1      -                      -                            1
Class R-5(2)                                              175      -                      -                          175
Total                                                $111,717      -                      -                     $111,717

Year ended August 31, 2001
                             Distributions from ordinary income  Short-term          Distributions from         Total
Share class                             Net investment income    capital gains       long-term capital gains    distributions paid
Class A                                               $86,558       -                    -                      $86,558
Class B                                                   961       -                    -                          961
Class C(3)                                                186       -                    -                          186
Class F(3)                                                222       -                    -                          222
Total                                                 $87,927       -                    -                      $87,927

(1) Class 529-A, Class 529-B, Class 529-C and Class 529-E shares were offered beginning February 15, 2002.
(2) Class R-1, Class R-2, Class R-3, Class R-4 and Class R-5 shares were offered beginning May 15, 2002.
(3) Class C and Class F shares were offered beginning March 15, 2001.


3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.16% on such assets in excess of $3 billion. The agreement also provides for monthly fees, accrued daily, based on a declining series of annual rates beginning with 3.00% on the first $3,333,333 of the fund's monthly gross investment income and decreasing to 2.00% on such income in excess of $8,333,333. For the year ended August 31, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.332% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Trustees has approved expense amounts lower than plan limits.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.30%                             0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.30                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class B and Class 529-B                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class C, Class 529-C and Class R-1                           1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-E and Class R-3                                    0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class F, Class 529-F and Class R-4                           0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

         All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For Class A and Class 529-A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of August 31, 2002, unreimbursed expenses which remain subject to reimbursement totaled $3,330,000 and $5,000 for Class A and Class 529-A, respectively.

         Transfer agent services - The fund has a transfer agency agreement with AFS for Class A and Class B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described below.

         Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than Class A and Class B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agency services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for Class R-1, Class R-2, Class R-3 and Class R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Administrative services fees are presented gross of any payments made by CRMC.

         Expenses under the agreements previously described for the year ended August 31, 2002, were as follows (dollars in thousands):

-----------------------------------------------------------------------
  Share class      Distribution    Transfer agent    Administrative
                     services         services          services
-----------------------------------------------------------------------
    Class A           $6,449           $2,038        Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class B            1,043             107         Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class C             851                               $167





                                      Included
                                         in
                                   administrative
                                      services
----------------------------------                 --------------------
----------------------------------                 --------------------
    Class F             98                                  74
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-A           10                                  9
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-B            8                                  2
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-C           24                                  7
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-E            1                                  -*
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-1            -*                                  -*
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-2             1                                  1
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-3            -*                                  -*
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-4            -*                                  -*
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-5      Not applicable                            5
-----------------------------------------------------------------------
* Amount less than one thousand.

Deferred Trustees' compensation - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Trustees - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Year ended August 31, 2002

Share class                               Sales (1)             Reinvestments of dividends
                                             Amount      Shares                    Amount       Shares
Class A                                  $2,419,469     177,062                   $85,242        6,254
Class B                                     192,650      14,085                     3,454          253
Class C                                     235,117      17,211                     2,586          190
Class F                                     134,116       9,809                     1,514          111
Class 529-A(2)                               14,423       1,058                       125            9
Class 529-B(2)                                3,440         252                        26            2
Class 529-C(2)                               11,380         834                        79            6
Class 529-E(2)                                  746          55                         4           -*
Class R-1(3)                                    214          16                        -*           -*
Class R-2(3)                                    931          67                         2           -*
Class R-3(3)                                    625          45                         1           -*
Class R-4(3)                                    280          20                         1           -*
Class R-5(3)                                 27,030       1,972                        95            7
Total net increase (decrease) in fund    $3,040,421     222,486                   $93,129        6,832

Year ended August 31, 2001
Share class                               Sales (1)             Reinvestments of dividends
                                             Amount      Shares                    Amount       Shares
Class A                                    $801,787      59,545                   $71,414        5,315
Class B                                      50,565       3,742                       829           61
Class C(4)                                   23,570       1,735                       158           12
Class F(4)                                   31,145       2,296                       188           14
Total net increase (decrease) in fund      $907,067      67,318                   $72,589        5,402





                                          Repurchases (1)                    Net increase
                                                   Amount        Shares             Amount      Shares
Class A                                       ($1,088,298)      (79,811)        $1,416,413     103,505
Class B                                           (38,389)       (2,814)           157,715      11,524
Class C                                           (49,624)       (3,641)           188,079      13,760
Class F                                           (45,932)       (3,373)            89,698       6,547
Class 529-A(2)                                       (164)          (12)            14,384       1,055
Class 529-B(2)                                        (18)           (1)             3,448         253
Class 529-C(2)                                       (249)          (18)            11,210         822
Class 529-E(2)                                         -*            -*                750          55
Class R-1(3)                                          (75)           (6)               139          10
Class R-2(3)                                          (19)           (1)               914          66
Class R-3(3)                                         (127)           (9)               499          36
Class R-4(3)                                          (15)           (1)               266          19
Class R-5(3)                                         (413)          (30)            26,712       1,949
Total net increase (decrease) in fund         ($1,223,323)      (89,717)        $1,910,227     139,601

Year ended August 31, 2001
Share class                               Repurchases (1)                     Net increase
                                                   Amount        Shares             Amount      Shares
Class A                                         ($598,761)      (44,580)          $274,440      20,280
Class B                                           (11,265)         (835)            40,129       2,968
Class C(4)                                         (2,275)         (168)            21,453       1,579
Class F(4)                                        (18,021)       (1,329)            13,312         981
Total net increase (decrease) in fund           ($630,322)      (46,912)          $349,334      25,808

* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.
(2) Class 529-A, Class 529-B, Class 529-C and Class 529-E shares were offered beginning February 15, 2002.
(3) Class R-1, Class R-2, Class R-3, Class R-4 and Class R-5 shares were offered beginning May 15, 2002.
(4) Class C and Class F shares were offered beginning March 15, 2001.

5. Restricted securities

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of August 31, 2002, the total value of restricted securities was $768,426,000, which represents 21.05% of the net assets of the fund.

6. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,896,535,000 and $1,263,978,000, respectively, during the year ended August 31, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended August 31, 2002, the custodian fee of $45,000 was offset by this reduction, rather than paid in cash.


Financial Highlights                      (1)

                                                                     Income from investment operations (2)
                                                                                           Net
                                                Net asset                         gains(losses)
                                                    value,          Net           on securities   Total from
                                                 beginning    investment         (both realized    investment
                                                 of period        income        and unrealized)    operations
Class A:
 Year ended 8/31/2002                               $13.69         $0.64                  $0.14         $0.78
 Year ended 8/31/2001                                13.08          0.78                   0.65          1.43
 Year ended 8/31/2000                                13.01          0.78                   0.03          0.81
 Year ended 8/31/1999                                13.56          0.76                  (0.55)         0.21
 Year ended 8/31/1998                                13.42          0.83                   0.17          1.00
Class B:
 Year ended 8/31/2002                                13.69          0.55                   0.14          0.69
 Year ended 8/31/2001                                13.08          0.69                   0.65          1.34
 Period from 3/15/2000 to 8/31/2000                  13.01          0.25                   0.13          0.38
Class C:
 Year ended 8/31/2002                                13.69          0.53                   0.14          0.67
 Period from 3/15/2001 to 8/31/2001                  13.61          0.29                   0.10          0.39
Class F:
 Year ended 8/31/2002                                13.69          0.64                   0.14          0.78
 Period from 3/19/2001 to 8/31/2001                  13.60          0.32                   0.11          0.43
Class 529-A:
 Period from 2/19/2002 to 8/31/2002                  13.59          0.30                   0.23          0.53
Class 529-B:
 Period from 2/26/2002 to 8/31/2002                  13.58          0.24                   0.24          0.48
Class 529-C:
 Period from 2/19/2002 to 8/31/2002                  13.59          0.25                   0.23          0.48
Class 529-E:
 Period from 3/15/2002 to 8/31/2002                  13.43          0.24                   0.40          0.64
Class R-1:
 Period from 6/13/2002 to 8/31/2002                  13.63          0.09                   0.18          0.27
Class R-2:
 Period from 5/31/2002 to 8/31/2002                  13.61          0.11                   0.21          0.32
Class R-3:
 Period from 6/26/2002 to 8/31/2002                  13.69          0.09                   0.13          0.22
Class R-4:
 Period from 6/27/2002 to 8/31/2002                  13.66          0.09                   0.16          0.25
Class R-5:
 Period from 5/15/2002 to 8/31/2002                  13.52          0.18                   0.29          0.47



                                                 Dividends
                                                 (from net Distributions                     Net asset                Net assets,
                                                investment (from capital             Total   value, end       Total  end of period
                                                   income)        gains)     distributions    of period   return (3) (in millions)

Class A:
 Year ended 8/31/2002                             ($0.66)            -        ($0.66)      $13.81         5.89%      $3,071
 Year ended 8/31/2001                              (0.82)            -         (0.82)       13.69         11.23       1,628
 Year ended 8/31/2000                              (0.74)            -         (0.74)       13.08          6.47       1,290
 Year ended 8/31/1999                              (0.76)            -         (0.76)       13.01          1.55       1,535
 Year ended 8/31/1998                              (0.86)            -         (0.86)       13.56          7.68       1,459
Class B:
 Year ended 8/31/2002                              (0.57)            -         (0.57)       13.81          5.14         205
 Year ended 8/31/2001                              (0.73)            -         (0.73)       13.69         10.47          46
 Period from 3/15/2000 to 8/31/2000                (0.31)            -         (0.31)       13.08          3.63           5
Class C:
 Year ended 8/31/2002                              (0.55)            -         (0.55)       13.81          5.04         212
 Period from 3/15/2001 to 8/31/2001                (0.31)            -         (0.31)       13.69          2.92          22
Class F:
 Year ended 8/31/2002                              (0.66)            -         (0.66)       13.81          5.85         104
 Period from 3/19/2001 to 8/31/2001                (0.34)            -         (0.34)       13.69          3.24          13
Class 529-A:
 Period from 2/19/2002 to 8/31/2002                (0.31)            -         (0.31)       13.81          3.98          15
Class 529-B:
 Period from 2/26/2002 to 8/31/2002                (0.25)            -         (0.25)       13.81          3.58           3
Class 529-C:
 Period from 2/19/2002 to 8/31/2002                (0.26)            -         (0.26)       13.81          3.58          11
Class 529-E:
 Period from 3/15/2002 to 8/31/2002                (0.26)            -         (0.26)       13.81          4.79           1
Class R-1:
 Period from 6/13/2002 to 8/31/2002                (0.09)            -         (0.09)       13.81          2.02           -  (4)
Class R-2:
 Period from 5/31/2002 to 8/31/2002                (0.12)            -         (0.12)       13.81          2.34           1
Class R-3:
 Period from 6/26/2002 to 8/31/2002                (0.10)            -         (0.10)       13.81          1.58           1
Class R-4:
 Period from 6/27/2002 to 8/31/2002                (0.10)            -         (0.10)       13.81          1.87           -  (4)
Class R-5:
 Period from 5/15/2002 to 8/31/2002                (0.18)            -         (0.18)       13.81          3.49          27


                                                 Ratio of          Ratio of
                                                  expenses        net income
                                                to average        to average
                                                net assets        net assets

Class A:
 Year ended 8/31/2002                               0.76%             4.70%
 Year ended 8/31/2001                                0.81              5.78
 Year ended 8/31/2000                                0.83              6.06
 Year ended 8/31/1999                                0.75              5.69
 Year ended 8/31/1998                                0.76              6.09
Class B:
 Year ended 8/31/2002                                1.46              3.86
 Year ended 8/31/2001                                 1.5              4.85
 Period from 3/15/2000 to 8/31/2000                  0.69              2.14
Class C:
 Year ended 8/31/2002                                1.55              3.67
 Period from 3/15/2001 to 8/31/2001                  0.81              2.16
Class F:
 Year ended 8/31/2002                                0.79              4.47
 Period from 3/19/2001 to 8/31/2001                   0.4              2.43
Class 529-A:
 Period from 2/19/2002 to 8/31/2002                  0.91 (5)          4.11 (5)
Class 529-B:
 Period from 2/26/2002 to 8/31/2002                  1.64 (5)          3.38 (5)
Class 529-C:
 Period from 2/19/2002 to 8/31/2002                  1.63 (5)          3.36 (5)
Class 529-E:
 Period from 3/15/2002 to 8/31/2002                  0.51              1.73
Class R-1:
 Period from 6/13/2002 to 8/31/2002                  0.31 (6)          0.69
Class R-2:
 Period from 5/31/2002 to 8/31/2002                  0.37 (6)           0.8
Class R-3:
 Period from 6/26/2002 to 8/31/2002                   0.2 (6)          0.64
Class R-4:
 Period from 6/27/2002 to 8/31/2002                  0.13 (6)          0.68
Class R-5:
 Period from 5/15/2002 to 8/31/2002                  0.13              1.28






Year ended August 31
Portfolio turnover rate for all classes of shares
 2002         2001        2000       1999         1998

  59%          73%         48%        70%          79%



(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Years ended 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) Amount less than 1 million.
(5) Annualized.
(6) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees related to transfer agency services. Had CRMC not paid such fees, expense ratios would have been
    .38%, .48%, .25% and .16% for Class R-1, Class R-2, Class R-3 and Class R-4, respectively.
    Such expense ratios are the result of higher expenses during the start-up period and are not indicative of expense ratios expected in the future.

Independent Auditors' Report

To the Board of Trustees and Shareholders of Intermediate Bond Fund of America:

We have audited the accompanying statement of assets and liabilities of Intermediate Bond Fund of America (the "Fund"), including the investment portfolio, as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund of America as of August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
October 1, 2002


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 9% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

Since the information above is reported for the fund's fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2003 to determine the calendar year amounts to be included on their 2002 tax returns. Shareholders should consult their tax advisers.